Exhibit 10(d)
                ENHANCED AUTHORIZED DISTRIBUTION AGENCY AGREEMENT

         This agreement ("Agreement") is made and entered into this 20th day of August, 1997, by and between VHA Inc. ("VHA"), a Delaware corporation, and Owens & Minor ("O&M"), a ___________________ corporation, an authorized distribution agent of VHA ("ADA").
         This Agreement is entered into based on the following facts:
         A.  VHA is a nonexclusive limited Agent for VHA Members and Affiliates;
         B. VHA is, among other things, in the business of providing (a) products and other property, purchasing and other opportunities, procurement, distribution and other services, directly and indirectly, to, for, on behalf of and as an Agent for certain health care providers, and (b) marketing and other assistance to certain Vendors and certain wholesalers and distributors, including, without limitation, ADAs, in order to make the products, opportunities, procurement, distribution and related services more conveniently, efficiently and effectively available to Designated VHA Members and Affiliates (sometimes referred to collectively as "Designated Members");
         C. ADA has a reputation for offering to sell and selling high quality products and for providing prompt, efficient and effective distribution services that meet or exceed the requirements set forth in this Agreement, including, but not limited to, the services of selling, marketing, ordering, paying, order receiving, billing/invoicing, product handling, product storing, product receiving, inventorying, managing inventory, product transporting, product delivery, collecting funds, cash application, cash management, receivables management, payables management, handling customer

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and other inquiries,  providing  customer service,  handling product recalls and market withdrawals, providing for product returns permitted by law, handling allowances and providing other distribution services;
         D. ADA has computer-based systems which are useful in connection with managing and conducting its business, which are flexible and able to produce a wide variety of computer-based reports and which are capable of establishing computer-to-computer communications among VHA, Vendors and Designated Members;
         E. ADA shall provide distribution services as a distribution agent of VHA to the Designated Members and shall offer as a first option Contract Products, including, without limitation, Contract Products which display the VHA PLUS(R) trademark; and ADA desires to perform such services;
         F. ADA desires to sell Noncontract Products to the Designated Members and, in connection therewith, to provide distribution services; and VHA desires that the Designated Members have the opportunity to purchase such Noncontract Products and distribution services;
         THEREFORE, in consideration of the premises, the representations and warranties of the parties, the mutual covenants contained herein, and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties agree, subject to the conditions, terms and provisions hereof, as follows:
         Section 1.  Definitions.
         (A) As used in this Agreement, each of the following capitalized terms shall have the following meaning:

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                  (1) "Agent"  means any entity  authorized  to act on behalf of another entity by the other within the limited scope of the grant of authority set forth in the document or documents granting such authority.
                  (2)  "Alternate   Distribution   Center"  refers  to  any  ADA
distribution center other than a Primary Ordering Location.
                  (3) "Automatic Product Substitution" has the meaning set forth in Section 4(E).
                  (4) "Backorder Relay" has the meaning set forth in Section 4(B) .

                 (5) "Equipment" means equipment having an order in a single or multiple unit value of over $1,000.

               (6) "Contract Products" refers to those products with respect to which VHA has executed a contract ("Purchasing Agreement"), other than this Agreement, with a Vendor thereof, such contract providing for, among other things, the sale by such Vendor of the products to certain Designated Members through ADA.

               (7)  "Cost"  refers to the  lowest  of (a) (in the  case of a
Contract Product) the amount provided in the applicable Purchasing Agreement as the price to be billed to the Designated Members without subtraction for cash discounts allowed by Vendors for prompt payment and prior to the addition of any distribution service fees, (b) ADA's out-of-pocket expense in obtaining the product, including actual inbound freight charges not paid or credited by
manufacturer   and  actually   paid  by  ADA  not reflected  on invoices  from
manufacturers, distributors or others or (c) the net distributor cost of any product pursuant to any agreement between the Designated Member and the vendor of such products. In addition to the foregoing, Cost for any product may be increased by the

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amount equal to the decrease in prompt  payment or cash payment  discount  terms during the term of a Purchasing Agreement offered by a manufacturer and actually taken on a consistent basis by ADA.
                  (8) "Delivery Schedules" has the meaning set forth in Section 6(C).
                  (9)  "Delivery  Times"  has the  meaning  set  forth in
Section 6(C).

                  (10) "Designated VHA Members and Affiliates" refers to those VHA Members and Affiliates identified as such on Schedule 1A. Schedule 1B lists nonacute sites associated with Designated VHA Members and Affiliates.
Schedule 1C lists other Designated health-care organizations assigned by VHA to ADA for service. Facilities identified on Schedules 1A, 1B and 1C are sometimes collectively referred to as "Designated Members." Schedules 1A, 1B and 1C may be amended by VHA to add new Designated Members or to delete Designated Members at its sole discretion at any time during the term of this Agreement, upon thirty (30) days notice to ADA.
                  (11) "Noncontract Products" refers to all products that are not Contract Products or VHA PLUS(R) Products.
                  (12) "Price" has the meaning set forth in Section 6.
                  (13) "Primary Ordering Location" ("POL") refers to the ADA distribution center which has service responsibility for a particular Designated Member. ADA's POLs, as of the date of this Agreement, are listed in Schedule 2.
                  (14)  "Purchasing  Agreement"  has the  meaning  set  forth in
Section 1(A)(6).

                  (15) "Revised Delivery Time" has the meaning set forth in
Section 6(C).

                  (16) "VHA Regional Offices" refer to Regional Health Care Systems and VHA Area Offices which are listed on Schedule 3. Schedule 3 may be amended by VHA at its sole discretion at any time during the life of this Agreement upon thirty (30) days written notice to ADA.

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                  (17)  "Service  Level  Report"  has the  meaning  set forth in
Section 10.

                  (18)   "Vendors"   mean  the   sellers,   including,   without
limitation, manufacturers of products.

                  (19) "VHA PLUS(R) Products" mean products bearing the VHA PLUS(R) trademark.

                  (20) "VHA Fee" has the meaning set forth in Section 8(G).

                  (21) "Delivery" is the physical delivery to each location specified by the Designated Member of the products covered by all orders received by ADA prior to the standard order cut-off times.

                  (B)   Capitalized   terms  used  in  this  Agreement  but  not
specifically defined herein shall have the meanings customarily ascribed to such terms in the products distribution industry.

                  Section 2. Appointment as Agent.

         VHA appoints ADA as a distribution Agent,  subject to the provisions of
Section 11(B). ADA shall provide Designated Members with products, services, reports and value-added distribution functions. ADA shall work to build a mutually successful relationship with each Designated Member and work in a proactive manner to provide the lowest total delivered cost of products, develop and implement standardization and utilization processes and provide logistics, operational and analytical services. Based on the scope of logistics, operational and analytical services requested, ADA may charge appropriate fees for such services.
         ADA agrees to actively support and supplement the strategic initiatives of VHA through its role as an ADA under this Agreement, including, but not limited to, the support of all Contract Products as the product of first choice for each Designated Member.


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                  Section 3. Product Capacity and Handling.

         ADA shall provide warehouse facilities at each of its Primary Ordering Locations to secure and store sufficient product to meet the service levels to Designated Members specified in this Agreement.

                  (A) Contract Products.

                  (1) ADA's Duties. As VHA's Agent, ADA's duties shall include the provision of distribution services with respect to Contract Products to each and every Designated Member, and ADA shall act at all times in accordance with the conditions, terms and provisions of the Purchasing Agreements.

                  (2) Purchasing Agreements. VHA shall notify ADA of the existence of all Purchasing Agreements and all provisions of such Purchasing Agreements which have or may have any effect on ADA's activities hereunder. VHA shall provide such notification within thirty (30) days of the date of this Agreement for Purchasing Agreements executed by VHA on or before the date of this Agreement and within forty-five (45) calendar days of execution for Purchasing Agreements executed by VHA hereafter.

                  (3) ADA Loading of Contract Products. ADA agrees that all changes in Purchasing Agreements will be loaded into ADA's computer system not less than forty-five (45) days prior to the effective date of the Purchasing Agreement or as soon as possible if ADA receives less than forty-five (45) days notice. ADA will supply each Designated Member with a printout (or such other format as reasonably requested) setting forth ADA order numbers for all Products covered by the Purchasing Agreement not less than forty-five (45) days prior to the effective start date of each Purchasing Agreement and after ADA receives written notification thereof from VHA.

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                  ADA  will  load  into  ADA's  computer   system  all  Contract
Products. Those items not presently stocked by ADA shall be identified on the printout.

                  VHA will supply ADA with the Purchasing Agreement data not less than sixty (60) days prior to the effective date of each Purchasing Agreement. VHA will instruct Vendors holding Purchasing Agreements to provide to ADA contract verification based on the foregoing guidelines. ADA shall advise VHA, at least forty-five (45) days prior to the effective start date of each
Purchasing Agreement, of those Vendors who have not provided contract verification.

                  Upon request of a Designated Member, ADA will provide no less frequently than annually, no more frequently than quarterly, at no charge, a Purchasing Agreement printout, diskette or electronic transmission listing all Contract Products with ADA order entry numbers and Prices.

                  ADA shall load into its mainframe computer, within ten (10) business days after receipt from VHA, all additions, corrections, price changes and other modifications to Purchasing Agreements. VHA will notify ADA of the occurrence of any of the foregoing modifications to the Purchase Agreement on a bi-weekly basis.

                  (B) Noncontract Products. Upon request by a Designated Member, ADA may offer to sell and, if any such offer is accepted, to sell Noncontract Products to the Designated Members. Designated Members may offer to buy and, if such offer is accepted, may buy Noncontract Products from ADA. In the event such offers, sales or purchases are made, such offers, sales or purchases shall be processed by ADA and the Designated Members in conformity with the provisions of this Agreement.

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         (C) VHA  PLUS(R)  Products.  ADA  agrees  to stock  such  amount of VHA
PLUS(R) Products as ADA reasonably determines is necessary to satisfy the reasonable stocking requirements of the Designated Members. ADA will provide to Designated Members for use the VHA PLUS(R) Stocking Request Form (Schedule 4B). Any individual Designated Member requesting a price change on a VHA PLUS(R) Product shall follow the Pricing Protocol described in Schedule 4. All VHA PLUS(R) Products that have a minimum of one transaction per month will be identified in ADA inventory as such and be subject to appropriate inventory by ADA. ADA will use its best efforts to market and promote VHA PLUS(R) Products when such Products meet the needs of a Designated Member.

         (D)  Stocking  Responsibility.  ADA shall have the  following  stocking
responsibilities   with  respect  to  both  Contract  Products  and  Noncontract
Products:

                  (1) ADA will maintain sufficient stock of Contract Products and Noncontract Products to support Designated Members at the service level set forth in this Agreement.

                  ADA stocking requirements are as follows:

                  o ADA must stock locally all "A" and Impact items ("A" items are products that are ordered at least two (2) times per month by a Designated Member.)
                  o ADA, upon Designated Member's request, will stock locally any other non- "A" or Impact items that are ordered at least five (5) times per month per POL (VHA Designated Member or not). If Designated Member requests local stocking on items that are ordered less then five (5) times per month, Designated Member will pay non-aligned pricing except on VHA contract, VHA PLUS and VHA OpportUNITY products.

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                  o        If  Designated  Member  chooses  not to have  product
                           stocked locally and product is not stocked locally by ADA, the Designated Member can either access these products directly from the manufacturer through the ADA and pay all additional charges (i.e., in-bound transportation, drop shipping, etc.) or have ADA ship from another location and Designated Member will pay transportation charges.

                  (2) Upon request of a Designated Member to add items to stock, ADA will add the items to stock from any vendor which meets industry standards of good manufacturing practices and has credit worthiness comparable to other vendors with which the ADA does business, where the VHA Member or Affiliate's usage meets the demand levels described in Section 3(D)(3). Within thirty (30) days, or industry standard lead time, of receipt of usage data, ADA will have the items in stock and advise the requesting Designated Member that the items are available at the Primary Ordering Location. ADA may refuse to stock a Noncontract Product.

                  (3) ADA will not remove from stock at the Primary Ordering Location any product being purchased by a Designated Member unless ADA no longer distributes the product. ADA will review its stock on an appropriate basis to identify those products which have generated sales of less than five (5) transactions per month. ADA may then contact any Designated Member who was purchasing these products within the last one hundred eighty (180) calendar days to ascertain continuing need. If no need is expressed, ADA may give written notice to all Designated Members of ADA's intent to remove the items from stock. If a Designated Member provides ADA, within ten (10) business days after such notice, with the Designated Member usage estimates in

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excess of five (5) transactions per month, ADA will maintain the items in stock.
If ADA does not receive usage data, ADA may discontinue the items and shall so advise the Designated Members.

                  (4) From time to time, VHA may advise ADA that specified Contract Products are to be stocked by ADA exclusively for Designated Members. ADA shall use its best efforts to restrict delivery of such specified Contract Products to Designated Members, provided ADA shall be free to enter into agreements with any Vendor for distribution of any products, including products which may be Contract Products under this Agreement.

                  (5) If a Vendor advises ADA that specific Contract Products or Noncontract Products will be available in reduced quantities or will be allocated, and that, therefore, ADA may not be able to honor all requests for such products, ADA will allocate, based on past purchasing history of the Designated Members, a portion of such products to Designated Members and shall advise VHA and the Designated Members of the quantity of products so allocated. ADA agrees that Designated Members shall receive [*] in the event of limited product availability.

                  (6) ADA shall provide, upon request of Designated Members, regular list price catalogs, either in hard copy or electronic media, at the election of Designated Members.

         (E) Notice of Physical Inventory. ADA will give VHA and the Designated Members not less than forty-five (45) days prior written notice of ADA's intent to perform a physical inventory at the Primary Ordering Location. ADA will accept saleable returns up to ten (10) days prior to such inventory and, thereafter, ADA will continue to authorize returns, except such returns will be held at the Designated Member until the first business day after completion of the physical inventory.

* [This confidential information has been omitted and filed separately with the Commission.]

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         Section 4.  Ordering.

         (A) Orders. Orders for Contract Products and Noncontract Products by Designated Members may be submitted on purchase orders delivered to ADA through electronic order entry via computer or any other reasonable means. Orders must be placed by Designated Member prior to the order cut-off time communicated by applicable POL to be delivered on the next regularly scheduled delivery. ADA shall not require a minimum dollar order amount for Contract Products or Noncontract Products ordered by Designated Members provided products are ordered in Vendor's standard packaging units. ADA will, after having selected from its stock the Contract Products and Noncontract Products ordered by a Designated Member, physically check each order to assure that the products and quantities selected by ADA accurately correspond to the order received by ADA from the Designated Member. Upon request, ADA will develop and use a method of setting predetermined order quantities (standing orders) based on a Designated Member's average weekly or bi-weekly usage of Contract Products and Noncontract Products. These order quantities may be adjusted by the Designated Member upon seventy-two
(72) hours notice to ADA. If a Designated Member utilizes standing orders, ADA shall count all lines of standing orders as lines ordered EOE by the Designated Member.

         (B) Backorder Relay. If ADA fails to have a Contract Product, "A" Item or "Impact" Item on hand at a Primary Ordering Location when the Contract Product, "A" Item or "Impact" Item is available at an Alternate Distribution Center, ADA shall, at its own expense, be able to deliver the Contract Product, "A" Item or "Impact" Item directly to the ordering Designated Member or by way of the Primary Ordering Location, whichever is fastest, from the Alternate Distribution Center ("Backorder Relay"). Backorder Relay is required only for "A" Items and "Impact" Items (see

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Section 6(E)).  ADA shall use Backorder Relay upon customer  request whenever an
"A" Item or "Impact" Item is unavailable at a Primary Ordering Location, regardless of the cause of such unavailability (for example, even if such unavailability is caused by Vendor's backorder). ADA shall use Backorder Relay whenever one or more line items are unavailable at the Primary Ordering Location. ADA will notify Designated Members by automatic order entry print back, customer service, sales representative or other reasonable means of a true backorder at the Primary Ordering Location. Designated Members, at their option,
will  select  a  desired   means  of  resolution   that  may  include:   product
substitution, maintaining backorder or order item cancellation. Each Designated Member will also have the option to select a reasonable method of delivery to meet the individual institution's service requirements. Designated Members shall not be responsible for any delivery charges where such Backorder was the responsibility of ADA.

         (C) Electronic Order Entry (EOE). All Designated Members will use Electronic Order Entry for placement for not less than [*] of all lines ordered unless otherwise agreed by ADA. ADA shall maintain an "800" number for electronic order entry and direct contact with the Primary Ordering Location personnel by Designated Members and the VHA Regional Offices. EOE is calculated by dividing the lines ordered initially electronically divided by the total lines ordered and shall be measured each calendar quarter.

         (D) Confirmation. ADA shall provide to each Designated Member a complete confirmation of each order placed by such Designated Member. The complete confirmation shall include the following information: (1) a description of the products, Price, quantity to be shipped and whether Backorder Relay or Automatic Product Substitution will be used for each item ordered; and (2) the dollar amount of the total order.

* [This confidential information has been omitted and filed separately with the Commission.]

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                  The complete  confirmation  shall also include  identification codes such as purchase order numbers and cost center designations, if the Designated Member by written notification to ADA elects to be supplied such information. For electronic orders, the complete confirmation shall be received by the Designated Member within two (2) hours after receipt of the order by ADA during normal business hours. The complete confirmation will be provided through print back or computer if the appropriate technology is available to ADA and the Designated Member.

         (E) Automation. ADA shall, at its own expense, make available a software application capable of computer-to-computer on-line transmission (the "Application") with each Designated Member, VHA Manufactures and VHA. The Application will use ANSI X12 EDI where possible. Where EDI is not possible, VHA and ADA must agree in writing to a proprietary implementation of data transmission. ADA represents that Schedule 5 hereof sets forth an accurate description of ADA's current capabilities and types of installations with respect to communications with each Designated Member, VHA Manufacturer and VHA. ADA shall use the Application for the term of this Agreement. ADA represents that it has a computerized Automatic Product Substitution system and that these systems are accurately described in Schedule 5 hereof. The use of Automatic Product Substitutions will be done for individual line item products upon the request of a Designated Member.

         Section 5.  Uniform Purchase.

         Upon request, ADA will, in conjunction with the VHA Regional Offices and with those Designated Members not part of a VHA Regional Office, identify products and categories of products that are not under contract through VHA. ADA will use its best efforts to obtain for

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Designated  Members a reduced  cost of said  product for an  extended  period of time, based on the anticipated usage and participation of VHA Regional Office members or the combined usage for Designated Members not part of a VHA Regional Office.

         Section 6.  Base ADA Services.

         All services listed in this Section shall be provided to Designated Members for the cost+plus fee applicable from the Base Distribution Service Fee Volume Matrix in Schedule 6 or as determined by the Modified Activity Based Matrix in Schedule 6B. Designated Member will have the option of having its base ADA Services priced according to Schedule 6 or 6B. Designated Member will be required to use its selected pricing method for a period of not less than one
(1) year, unless a change in schedule pricing options is approved by VHA Distribution Services. Schedule 6 provides a Base Distribution Service Fee Volume Matrix which determines a Designated Member's Base Distribution Service Fee for the base services provided by its ADA. Designated Members may elect to have Base Distribution Service Fees billed separately or included in the Price of the product. ADA shall offer additional services in accordance with Section
7. Additional service fees stated as a percent shall [*]. Distribution Service Fees for additional services shall equal the actual cost of the service, provided ADA is capable of calculating actual cost. Otherwise, fees for additional services will be determined in accordance with Schedule 6A. The "Price" of the product is determined by the definition of Cost as set forth in this Agreement, Section 1. Definition (A)(7), adjusted to reflect all credits, discounts, rebates, returns, allowances and other adjustments granted by the ADA plus Cost multiplied by the applicable Base Distribution Service Fee from
Schedule 6. Volume to determine the Base Distribution Service Fee is determined by the actual three-month

* [This confidential information has been omitted and filed separately with the Commission.]


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purchase history of the Designated  Member from the ADA, for the preceding three months. Volume will be recalculated on a semiannual basis and, at the Designated Member's election, the Base Distribution Service Fee will be adjusted or the Designated Member will receive a credit in an amount equal to the actual Base Distribution Service Fee and the billed Base Distribution Service Fee for the next six (6) month period. There will be no retroactive credit due Designated Member for the period being reviewed.

         Schedule 6B provides a Modified Activity Based Matrix which determines a Designated Member's distribution service fee for services provided by its ADA. Service fees will be billed separately as determined by Schedule 6B. Additional services not provided in the Modified Activity Based Matrix are found in Section 7 or Schedule 6A. These additional service fees will be billed as a separate line item charge. The "Price" of the product is determined by the definition of Cost as set forth in this Agreement, Section 1. Definitions (A) (7), adjusted to reflect all credits, discounts, rebates, return allowances and other adjustments granted by the ADA. Product Price will be billed at cost+plus zero under this fee option. Volume and lines ordered average is determined by the actual three
(3) month purchase and activity history of the Designated Member from the ADA, for the preceding three (3) months. Volume and lines ordered average will be recalculated on a semiannual basis and the Designated Member's Modified Activity Based fee will be adjusted for changes in volume or lines ordered average activity. There will be no retroactive credit due Designated Member for the period being reviewed.

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         (A) Invoice Format Options. Designated Members may select from the four options listed below for the invoice format in presenting Base Distribution Service Fees from Schedule 6 and additional service fees from Schedule 6A, if any.


                  Base Distribution Service Fee Matrix
                  Option 1 - Base Distribution Service Fees from Schedule 6 and additional services selected from Schedule 6A by the Designated Member, if any, shall be added to Cost and billed as a total Price.
                  Option 2 - Base Distribution Service Fees from Schedule 6 shall be added to Cost and billed as a total Price, and any additional service selected from Schedule 6A shall be billed as a separate line item, or on a separate monthly invoice, at Designated Member's option.
                  Option 3 - Base Distribution Service Fees from Schedule 6 and the charges for additional services selected from Schedule 6A, if any, shall each be billed as a separate line item, provided that ADA and the Designated Member are able to resolve any sales tax or similar tax issues prescribed by this invoice option.
                  Modified Activity Based Costing Invoice Options
                  Option 1 - All services will be billed separately from cost. These charges will be billed as separate line item charges by service.

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                  Option 2 - All  services  can be added  together and billed as one separate line item charge or as a separate line item charge for all services, provided that ADA and the Designated Member are able to resolve any sales tax or similar tax issues prescribed by this invoice option.
                  Designated Member is obligated to use for at least one (1) year the invoice option selected in accordance with Schedule 6C or Modified Activity Based Costing. To initiate an invoice format change, Designated Member must submit a revised Schedule 6C, Designated VHA Member Distribution Service Fee Calculation and Acknowledgment Form/Distribution Service Fee Change
Form to VHA Distribution Services and ADA.
                  VHA and/or ADA may request reasonable substantiation of purchase figures provided by any Designated Member. Any Designated Member which fails or refuses to provide accurate information in a timely manner as to its total volume of distributed purchases shall be charged a Distribution Service Fee based on the smallest volume distribution service fee.
                  (1) Initial Implementation. See Schedule 6D for the details to the initial implementation process for current Designated Members. In addition, each VHA member will be sent a Designated Member Assignment and Reassignment Form, Schedule 6E.
                  (2) Semiannual Volume Review. VHA will, on a semiannual calendar basis, notify each VHA Member and Affiliate and ADA of each VHA Member or Affiliate's past semiannual actual purchase history. Based on this historical data, each Designated Member's next semiannual Base Distribution Service Fee will be determined from the Base Distribution Service Fee

Matrix, Schedule 6 or Schedule 6B. See Schedule 6D for full details of the Distribution Service Fee Volume Review process.
                  (3)  Semiannual  Distribution  Service  Activity  Review.  See
Schedule 6D for complete details on the Semiannual Distribution Service Activity Review.
                  (4) Acute Care System Definition Pricing Policy. See Schedule 6F for the details for pricing Base Distribution Service Fees for Systems.
                  (5) System Pricing Policy for the Continuum of Care. "Care Continuum Sites of Care" refers to various non-hospital market segments throughout the continuum of care. Examples of these sites of care include, but are not limited to, physician/clinic market, home-care market, long- term-care market, ambulatory-care market and freestanding surgery-center market. See
Schedule 6F1 for the details for pricing of Base Distribution Services for Systems that include nonacute sites in the system.
         (B) Payment Terms. Each Designated Member shall designate in writing one of the payment options listed in Schedule 7. A Designated Member may change its payment option no more frequently than semiannually upon thirty (30) days prior written notice to ADA.
         (C) Delivery. Each Designated Member will be entitled to the appropriate number of deliveries as determined by either the Base Distribution Service Fee Matrix, Schedule 6, or the Modified Activity Based Distribution Service Fee Matrix, Schedule 6B, and excluding the following holidays: New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas. Each Designated Member may elect to receive fewer than the number of deliveries available for their volume or buy additional deliveries at their option. The cost of additional deliveries is determined in accordance with Schedule 6A. There is no credit given for electing to take less deliveries offered to Designated Member's volume from Schedule 6 or 6B. The definition of delivery is in Section 1 (22).
                  The delivery of back ordered items (including items delivered through Backorder Relay) does not constitute an additional delivery; however, VHA has no objection to ADA encouraging Designated Members to allow back ordered items to be held and delivered with the next regular delivery.
                  ADA  shall  notify  the  affected  Designated  Member  at  the earliest convenient time after ADA can reasonably anticipate that a delivery will be made after the scheduled delivery time ("Delivery Time"). Such notification shall include the anticipated date and time of delivery of the late shipment ("Revised Delivery Time") and the reason for the delay.
                  In order to minimize the frequency and length of delays, ADA shall establish a secondary delivery system which shall be used in the event that the primary delivery method is unavailable.
         (D) Returned Goods. ADA shall service returned goods, including, without limitation, arranging for credits due any Designated Member in accordance with the Returned Goods Policy specified in Schedule 8.
         (E) Fill Rate. ADA shall maintain for each Designated Member an unadjusted Fill Rate for all "A" Items of [*]. "A" Items are defined as those items that are stock items and are ordered

* [This confidential information has been omitted and filed separately with the Commission.]

by the Designated Member at least twice every thirty (30) days. Usage guidelines are provided in Schedule 9. The Fill Rate is determined by line items ordered divided by line items filled, first truck.
                  ADA will provide to each Designated VHA Member or Affiliate by February 1 of each year, commencing within sixty (60) days of implementation of this Agreement and by February 1 of each year thereafter, the Designated VHA Member or Affiliate's "A" Items list, and the ADA and Designated VHA Member or Affiliate will mutually agree to the "A" Items list by March 15 of the same year. In addition to "A" Items, the ADA will be responsible for maintaining each Designated Member's "Impact Product List". The "Impact Product List" is a list of not more then twenty-five (25) items identified by Designated Members as items of such importance to Designated Members that without these items Designated Member's operations would be impeded or would be negatively impacted. Items on Designated Member's "Impact Product List" will be mutually agreed upon by Designated Member and ADA no later than February 1 of each year. Fill Rate on all items on "Impact Product List" will be unadjusted [*]. Each Designated Member will approve the first "A" and Impact List by signing Schedule 9A.
                  VHA will take into consideration a manufacturer's backorder impact if ADA is unable to meet the [*] unadjusted fill rates on "A" Items or [*] unadjusted on Impact items only if manufacturer's backorder is of such nature that ADA under no circumstances can meet the fill rate obligation defined in this Section.
         (F) Designated Member Reports. ADA shall provide each Designated Member with the monthly reports listed in Schedule 10 by the fifteenth day of the following month. VHA may modify or change Schedule 10 upon sixty (60) days written notice to ADA.

* [This confidential information has been omitted and filed separately with the Commission.]

         (G) Member Quarterly Business Review. Once each calendar quarter, ADA shall meet with each Designated Member to discuss, at a minimum, the issues listed in Schedule 11, Member Business Review Agenda.
         (H) ADA Representative. Schedule 11 lists the responsibilities of ADA's representatives for each Designated Member.
         (I) Hours of Operation. ADA shall staff the Primary Ordering Location each business day continuously from at least 8:00 a.m. through 6:00 p.m., local time. In case of an emergency, Designated Members can call the Primary Ordering Location. ADA will provide a list of emergency telephone numbers at the Primary Ordering Location for after-hours contact.
         (J) ADA Service Responsibilities. Schedule 9 lists the responsibilities of the ADA with penalties for the ADA upon failure to perform service responsibility expectations.
         Section 7.  Other Services Available from ADA.
         The services listed in this Section shall be available from ADA at an additional charge to the Designated Member in accordance with Schedules 6A.
         (A) JIT Program. ADA shall offer Just-in-Time ("JIT") delivery services upon request. JIT services shall include frequent deliveries in cases or boxes, whatever is Vendor's standard unit of packaging. JIT service fees are outlined in Schedule 6A.
         (B) Stockless/LUM (Lowest Unit of Measure). ADA shall offer stockless/LUM services upon request. At a minimum, such services shall include the ability to provide: frequent delivery to meet agreed upon stocking levels, delivery in the lowest unit of measure, pick and pack by area of use and delivery to area of use and put stock away. Stockless/LUM services shall be provided with a fill or kill calculation with an approved substitution list as provided by the Designated Member. Stockless service fees are outlined in Schedule 6A.
         (C) Emergency Deliveries. ADA shall have emergency delivery services available twenty-four (24) hours a day, seven (7) days a week. ADA may charge [*] for providing product by emergency deliveries.
         (D) Bar Coding. ADA shall provide Bar Coding labels to Designated Members upon request. ADA may charge [*] in providing bar coding labels.
         (E) Other Services. Schedule 6A details certain listed ADA services available and the charge structure, if any, associated with those services. ADA and each Designated Member may negotiate additional services as requested by the Designated Member.
         (F) Selection and Change of Additional Services. Designated Members shall identify additional services selected in accordance with Schedule 6A, and Designated Members may change additional services selected in accordance with
Schedule 6A.
         (G) Customized Packing Slips and Invoices. ADA shall provide customized packing slips and invoices consistent with Designated Member requirements in accordance with Schedule 6A.
         (H) Customized Pallet Design. ADA shall assist in pallet design and arrangement and shall deliver goods in accordance with such pallet design upon request of Designated Members as defined in Schedule 6A.
         Section 8.  ADA Responsibilities.
         ADA shall be responsible to perform the following:
*[This confidential information has been omitted and filed separately with the Commission.]

         (A) Disaster Plan. ADA will assist each Designated Member and VHA Regional Offices in developing a plan of action for delivery of products in the event of a natural disaster in the geographical area of a Designated Member.
Schedule  12 details  ADA's  disaster  plan.  ADA shall  provide  VHA,  each VHA
Regional Office and Designated Members, upon request, a written action plan describing procedures in the event their Primary Ordering Location should become unable to provide products under this Agreement. These action plans will be reviewed yearly by ADA and VHA and updated as required.
         (B) Computer Systems. ADA attests that, in the event its computer system should fail, it has access to a backup computer system which will be in operation in no more than forty-eight (48) hours. Schedules 5 and 13 detail ADA's computer capabilities. ADA will utilize manual ordering systems during periods in which its computer systems are not operative in order to provide an uninterrupted flow of Contract Products and Noncontract Products to the Designated Members.
         (C) EDI Capabilities. Schedule 14 lists the EDI capabilities required of ADA.
         (D) VHA Quarterly Business Review. ADA corporate staff shall meet no less frequently than once each calendar quarter with VHA to discuss ADA's performance under this Agreement. This quarterly business review shall also be used to establish performance targets and goals and to review progress toward such targets and goals.
         (E) Reports to VHA.  ADA shall  provide to VHA reports as  specified in
Schedule 15. VHA may amend Schedule 15 at any time upon sixty (60) days written notice to the ADA. Additional reporting requirements are specified in the Supply Chain Management Information Technology Guidebook attached to this Agreement. Failure to provide the required tapes, diskettes or information by the deadline shall result in the following payments by ADA to VHA per calendar year:
                  1st Failure:                                Written Warning
                  2nd Failure:                                [*] Late Fee
                  3rd Failure:                                [*] Late Fee
                  4th Failure and each
                  succeeding failure per
                  calendar year:                              [*] Late Fee

         (F) Realignment of Supply Channel. ADA will support the efforts of VHA to realign the supply channel through efficient activity behavior by manufacturers, distributors, Designated Members and VHA. VHA has set standards of performance for the aforementioned members of the supply channel, and the ADA will be responsible for collaborating with VHA to determine the best ways for all members of the supply channel to perform in an efficient manner.
                  (1)  Vendor.  The  standards  of  performance  for Vendors are located in Schedule 16 of this Agreement. The ADA will be responsible for monitoring all Vendors that they distribute and their compliance with these standards of performance. Schedule 17 lists Vendors which meet the performance standards, and VHA may amend Schedule 17 from time to time.
                           Initial Implementation.  Each ADA will, upon receipt
of the manufacturers' standards of performance, review each of the manufacturers that they distribute against these standards and develop two lists:
                           (a)      Aligned Vendor List
                           (b)      Nonaligned Vendor List
                           The Aligned Vendor List will be made up of all those
manufacturers that meet the minimum point allocation for standards of performance. In addition, ADA will provide VHA
* [This confidential information has been omitted and filed separately with the Commission.]

with a complete manufacturer assessment of standards of performance compliance and exactly how each manufacturer complies with each standard of performance.
                           The Nonaligned Vendors will be made up of all those
manufacturers that do not meet the minimum point allocation for standards of performance. In addition, ADA will provide VHA with a complete manufacturer assessment of standards of performance compliance and exactly how each manufacturer complies or does not comply with each standard of performance.

                           Ongoing Management of Vendor Standards of
Performance. Each quarter during the term of this Agreement, ADA will report to VHA any manufacturers that are either added to or removed from both lists. A manufacturer may not be added or removed from either list without written consent from VHA Distribution Services. ADA must provide VHA quarterly a complete review of all Aligned Manufacturers' adherence to the standards of performance.
                  (2) Distributor. The standards of performance for ADAs are located in Schedule 16 of this Agreement. The ADA will be responsible for complying with all the standards of performance.
                           Initial Implementation.  Each ADA will have a review
with VHA to determine their compliance level with the ADA standards of performance. VHA will keep record of all levels of compliance to the standards of performance. For each performance measure that is not met, VHA will work with the ADA to achieve full compliance.
                           Ongoing Management of Distributor Standards of
Performance. At all ADA quarterly business reviews, VHA will review the ADA's compliance to the Distributor Standards of Performance.

                  (3) Designated Members. The standards of performance for all Designated Members are located in Schedule 16 of this Agreement. The ADA, along with VHA will be responsible for managing the Designated Member compliance to their standards of performance.
                           Initial Implementation.  Beginning with the setting
of each Designated Member's Distribution Service Fees, and based on each Designated Member's compliance to their standards of performance, compliance will be rewarded in the form of incentives that each Designated Member can earn.
                           Ongoing Management of Designated Member Standards of
Performance. Each quarter VHA and ADA will review Designated Member compliance to their standards of performance. VHA will adjust each Designated Member's Schedule 6C to reflect Designated Member's compliance to their standards of performance.
         (G) VHA Fee. With the delivery of every monthly sales report listing the sales to each Designated Member, ADA will pay to VHA on the 10th of each month a "VHA Fee" calculated on total net sales of all Contract and Noncontract products. ADA shall pay a VHA Fee on all Aligned Manufacturer sales and a VHA Fee on all other sales. Additionally, ADA will pay a VHA fee on all Aligned-Noncontract Manufacturer SKUs that are ordered less than five (5) times per month and are stocked locally. ADA will pay a fee on all Aligned and Nonaligned Manufacturer SKUs not stocked locally. These fees are applicable for both Schedules 6 and 6B as follows:



            Monthly Volume                           Aligned Fee                            Nonaligned Fee
$0-7,500                                [*]                                     [*]
$7,501-25,000                           [*]                                     [*]
$25,001-75,000                          [*]                                     [*]
$75,001-150,000                         [*]                                     [*]
$150,001-250,000                        [*]                                     [*]
$250,001-400,000                        [*]                                     [*]
$400,001-600,000                        [*]                                     [*]
$600,001-800,000                        [*]                                     [*]
$800,001>                               [*]                                     [*]


         Please note for non-acute site of care priced under Schedule 6B1, ADA will pay VHA a fee on all Aligned/Nonaligned manufacturer SKUs of [*] on total sales.

                  Schedule 18 lists those products for which ADA is not obligated to pay the VHA Fee. Sales of Schedule 18 products shall be deducted from the quarterly sales volume prior to calculation of the VHA Fee.
         (H) ADA Representative Compensation System. ADA shall provide VHA a written summary of ADA representative's compensation plan for the following year no later than November 1 of each year. ADA shall provide VHA with the opportunity to make comments on such plan or plans.
         (I) VHA Access to Facilities and Personnel. ADA shall permit VHA and its authorized representatives access to ADA's facilities and personnel at all reasonable times upon reasonable request. ADA shall provide, at no charge, VHA with the necessary software to permit "read only" * [This confidential information has been omitted and filed separately with the Commission.]

 access to ADA's computer data (pricing, inventory, accounts receivable, fill rates, etc.) on an on-line basis.
         (J) Fraud and Abuse Disclosure. ADA represents and warrants that, as a seller, it will provide each Designated Member all information necessary to comply with the Medicare Medicaid fraud and abuse/anti-kickback statute (42 U.S.C. ss.1320a-7b) and the regulations issued thereunder.
         (K) Vendor Reports. ADA agrees to deliver all manufacturer tracing and rebate reports to each Vendor for Contract Products no later than ten (10) days after the end of the month in which the sales reported took place.
         (L) Returned  Goods Policy.  ADA's  returned  goods policy is stated in
Schedule 8.
         (M) EDI Transaction Sets. Required EDI transaction sets are stated in
Schedule 14.
         Section 9.  Drop Shipments.
         If a Vendor ships Contract Products or Noncontract Products directly to a Designated Member (a "drop shipment") and the Vendor bills through ADA, such transaction will be subject to the terms of this Agreement.
         ADA may pass through to the Designated Member any service charges levied by Vendor on ADA for drop shipments. ADA will notify VHA Members and Affiliates of any such service charges at the time of order.
         Section 10.  Service Level.
         In addition to its other service obligations under this Agreement, ADA shall provide the minimum level of service specified in Schedule 9 attached.
Schedule 9 may be amended from time to time by the written agreement of the parties.

         Section 11.  General.
         (A) Risk of Loss and Insurance. As between ADA and the Designated Members, ADA shall bear all risk of loss while Contract Products or Noncontract Products are in ADA's possession, custody or control. ADA shall provide evidence to VHA that ADA is maintaining all-risk, full- replacement-cost insurance coverage for any such Contract Product or Noncontract Product. The Designated Members shall not bear the risk of loss prior to their receipt of Contract Products or Noncontract Products. VHA shall never bear any risk of loss. ADA may satisfy the foregoing insurance requirements through its self-insurance program. In addition, ADA shall secure and maintain, at its own expense, commercial general liability insurance, including blanket contractual liability and products liability coverages with minimum limits of $2,000,000 per occurrence and $5,000,000 annual aggregate. Such insurance shall include VHA and Designated Members as additional insureds. Within thirty (30) days from the date hereof, ADA shall submit to VHA a certificate of insurance attested by a duly authorized representative of the insurance carrier or carriers, evidencing that the insurance required by this Section is in force and in effect and that such insurance will not be canceled or materially changed without giving VHA at least thirty (30) days prior written notice. ADA's obligation to obtain and maintain the required insurance and submit the required certificate of insurance to VHA shall continue during the term of this Agreement and for five (5) years thereafter.
         (B) Nonexclusivity. In consideration that ADA will have access to confidential price information of VHA and the assistance of VHA in gaining access to Designated Members, ADA shall not offer to sell or sell Contract Products or Noncontract Products or otherwise do business with any Designated Member unless contemplated by this Agreement or approved in writing by

VHA. ADA's entire relationship vis-a-vis products with the Designated Members shall be governed by this Agreement.
                  VHA and other persons may sell or distribute Contract Products, Noncontract Products or both to Designated Members. Nothing in this Agreement shall prohibit VHA from entering into any distribution agreement with a manufacturer that distributes its own products. VHA retains the right to manufacture, sell, market and otherwise distribute goods and services to Designated Members and to any other party.
         (C) Confidentiality. ADA shall not provide any usage, sales or purchase data relating to Designated Members to any third party, except to the extent necessary to obtain credits or charge backs or to meet other Vendor requirements, e.g., sales tracings, etc., or as required by applicable law (including governmental rules and regulations) or in connection with enforcement of this Agreement. If ADA currently or during the term of this Agreement has in place a binding contract or other arrangement to supply usage, sales or purchase data to IMS America, Ltd., Selling Areas Marketing Inc. of Chicago or any other data collection entity, ADA may provide the information required by such contract or arrangement if no Designated Member is identified or identifiable therefrom either separately or as a group.
                  ADA acknowledges that information supplied to it by VHA is the property of VHA. ADA and VHA agree to hold confidential the terms, provisions and conditions of this Agreement and information which is marked confidential and is supplied to it by the other party pursuant to or in connection with this Agreement or the Purchasing Agreements and to return any such information to the providing party promptly upon the termination of this Agreement. ADA and VHA agree to use such confidential information only in connection with the performance of their obligations under this Agreement. ADA and VHA shall not disclose such information to any third party except with the consent of the other party.
                  VHA acknowledges that, as professional business people, ADA's sales representatives have access to information necessary to properly manage their territory. The terms of this Agreement will be provided to the sales and marketing team to ensure their thorough understanding of the program and its objectives.
                  Notwithstanding any other provision of this Agreement, the obligations of ADA and VHA to maintain the confidentiality of the confidential information shall not apply to any portion of the confidential information that:
(i) was in the public  domain at the time of its  disclosure to the other party;
(ii) enters the public domain through no fault of the receiving party or its affiliates; (iii) was communicated to the receiving party or its affiliates by a third party free of any obligation of confidence; (iv) was developed by officers, employees or agents of the receiving party or its affiliates independently of, and without reference to, the confidential information; (v) is already known to the receiving party or its affiliates at the time of receipt of the confidential information; (vi) is required by applicable law, governmental rules or regulations or judicial process to be disclosed.
                  The obligations of ADA and VHA pursuant to this Section 11(C) shall survive for a period of three (3) years after the termination of this Agreement.
         (D) Warranty. ADA warrants that any product delivered hereunder shall be new, unopened and in its original packaging as received from the Vendor, having been stored in accordance with any Vendor instructions. ADA shall not sell any products without a reasonable warranty from the Vendor which is assignable to the Designated Member.

                  ADA agrees to take any action necessary, and any action reasonably requested, to effect the assignment of such manufacturers' warranty to the purchaser of the warranted product.
ADA MAKES NO IMPLIED WARRANTIES OR OTHER EXPRESS WARRANTIES,
INCLUDING ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS
FOR A PARTICULAR PURPOSE.
         (E) Relationship. Each party to this Agreement has only the authority granted by this Agreement. Neither party shall take any action on behalf of the other party unless consented to in writing by the other party.
         (F) Financial Statements. ADA will supply to VHA upon request and at least annually copies of ADA's annual audited financial reports. Such reports shall include, at a minimum, an income statement, balance sheet, statement of equity, statement of cash flows, all footnotes and such other information as VHA may reasonably request.
         (G) Federal Access. Until the expiration of four (4) years after ADA furnishes any service under this Agreement, ADA will maintain and, upon the request of the Secretary of the U.S. Department of Health and Human Services, the Comptroller General of the United States or a representative of either of them, ADA will make available to such requesting person this Agreement and all books, documents and records that are necessary to certify the nature and extent of costs claimed to Medicare by any Designated Member with respect to any services provided by ADA under this Agreement. Whether or not ADA is permitted hereunder to do so, if ADA carries out any of the duties of this Agreement through a subcontract, with a value or cost of $10,000.00 or more over a twelve
(12) month period, with a related organization or person, then ADA agrees to cause such related organization or person to, and to include in any such subcontract clauses and provisions to the effect that such related organization or person agrees to maintain, and upon the request of the Secretary of the U.S. Department of Health and Human Services, the Comptroller General of the United States or a representative of either of them, make available to such requesting person the subcontract and all books, documents and records that are necessary to certify the nature and extent of costs claimed to Medicare by any Designated Member with respect to any services provided under such subcontract.
         (H) Compliance With All Laws. Each party to this Agreement represents and warrants to the other party that it does and will comply with all laws in connection with this Agreement and the performance of its obligations hereunder; provided, however, without limiting the generality of the foregoing, ADA shall provide documentation to VHA upon request to demonstrate compliance with all applicable OSHA and EEOC requirements.
         (I) Indemnification. ADA agrees to indemnify VHA, the Designated Members and their respective affiliates, directors, officers, employees, agents, servants and representatives, upon demand for and against any claim, loss, liability or expense (including reasonable attorneys' fees and other reasonable expenses of litigation) incurred by any of them in connection with or as a result of any act, or failure to act, by ADA, its affiliates, directors, officers, employees, agents, servants or representatives in the performance of this Agreement or any breach by ADA of this Agreement; provided, however, that such indemnity shall not extend to any claim, loss, liability or expense resulting from the negligence or willful misconduct of the party to be indemnified or to any incidental or consequential damage suffered by such party (other than personal injuries).
                  VHA agrees to indemnify ADA, its affiliates, directors officers, employees, agents, servants and representatives, upon demand for and against any claim, loss, liability or expense

(including reasonable attorneys' fees and other reasonable expenses of litigation) incurred by ADA in connection with or as a result of any act, or failure to act, by VHA, its affiliates, directors, officers, employees, agents, servants or representatives in the performance of this Agreement or any breach by VHA of this Agreement; provided, however, that such indemnity shall not extend to any claim, loss, liability or expense resulting from the negligence or willful misconduct of any other party or incidental or consequential damages suffered by such party (other than personal injuries).
         (J) Assignment. This Agreement is binding on the parties hereto and shall inure to the benefit of and be binding upon the successors and assigns of the parties. Neither this Agreement nor either party's rights and obligations under this Agreement may be delegated, assigned, pledged or encumbered without the prior written consent of the other party. For purposes of this paragraph, any transfer, sale, merger or consolidation of ADA, or a substantial portion of ADA's assets, whether by contract, agreement or operation of law, shall be deemed an assignment and require the prior written consent of VHA.
         (K) Entire Agreement, Modification, Amendment, Waiver. This Agreement constitutes the entire agreement between the parties. No modification, amendment or waiver of any provision of this Agreement will be effective unless approved in writing by VHA and ADA. The failure of VHA, any Designated Member or ADA at any time to enforce any provision of this Agreement will not be construed as a waiver of such provision and will not affect the right of VHA, the Designated Members or ADA thereafter to enforce each and every provision of this Agreement in accordance with its terms.
         (L) Choice of Law. In the event of any dispute between VHA and ADA, this Agreement shall be governed by the internal laws of the state of Texas. Any dispute between ADA and a

Designated Member shall be construed in accordance with the local laws of the location of such Designated Member.
         (M) Third-Party Beneficiaries. The Designated Members are intended third-party beneficiaries hereunder and may enforce any of the terms of this Agreement against ADA.
         (N) Severability. If this Agreement, or any one or more of the provisions hereof, shall be held invalid, illegal or unenforceable within any governmental jurisdiction or subdivision thereof, this Agreement or any such provision or provisions shall not, as a consequence thereof, be deemed to be invalid, illegal or unenforceable in any other governmental jurisdiction or subdivision thereof. If any provisions in this Agreement shall be held invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement; this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and there shall be deemed substituted such other provision as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.
         (O) Authority. Each party represents that the execution, delivery and performance of this Agreement have been duly authorized by all required action on such party's part, that such party has the full power to make and perform this Agreement and that this Agreement constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.
         (P) Force Majeure. ADA shall be excused for failure to perform hereunder if failure is caused by fire, shortages of goods caused by national crisis, unavoidable casualties, acts of God, or any other matters beyond ADA's control.
         (Q) Books and Records, Audit. ADA shall keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated hereby and such additional books, records and accounts as are necessary to establish and verify ADA's compliance hereunder. All such books, records and accounts shall be available for inspection and audit by VHA and its authorized representatives at any time during the term of this Agreement and for two (2) years thereafter, but no more frequently than twice in any consecutive twelve (12) month period and only during reasonable business hours and upon reasonable notice. The exercise by VHA of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party hereto.
         (R) Market Competitiveness. ADA represents and warrants that the price, value and quality of products and services delivered to Designated Members pursuant to this Agreement shall remain market competitive at all times throughout the term of this Agreement. As competitive situations arise during the term of this Agreement, it may be necessary for VHA and ADA to mutually agree on meeting specific competitive situations that are strategically important to VHA and ADA. In particular with regard to Designated Members' request for proposal (RFP), VHA and ADA mutually agree to notify each other within five (5) business days upon receipt of RFP from Designated Member, and ADA agrees that any response to the RFP shall be in the context of and pursuant to the terms of this Agreement.

         Section 12.  Term and Termination.
         This Agreement will become effective upon execution as to each Designated Member to which ADA is distributing products as of the date of this Agreement. This Agreement will commence on August 20, 1997, and continue in force until August 19, 2000, unless terminated sooner as provided in this Section; provided that either party may at any time terminate this Agreement, with or without cause, by delivering not less than ninety (90) days prior written notice thereof to the other party; and provided that VHA may terminate this Agreement, in whole or in part, upon thirty (30) days written notice in the event of any breach or non-performance by ADA, provided ADA has not cured the breach within said thirty (30) days. This Agreement may be extended for up to two (2) additional one (1) year terms upon mutual written agreement of the parties.
         Section 13.  Notices.
         (A) All notices given under any of the provisions of this Agreement shall be deemed duly given to VHA or the Designated VHA Members and Affiliates if mailed by registered or certified mail, return receipt requested, to:
                                    VHA Inc.
                                    220 East Las Colinas Boulevard
                                    Irving, Texas  75039-5500
or to such other address as VHA may designate in writing by notice to ADA as provided in this Section 13.
         (B) All notices given under any of the provisions of this Agreement shall be deemed duly given to ADA if mailed by registered or certified mail to:

                                    ------------------------------------
                                    ------------------------------------
                                    ------------------------------------

or to such other address as ADA may designate in writing by notice to VHA as provided in this Section 13.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.
                                 VHA Inc. ("VHA")

                                 By:  _______________________________
                                          Mark McKenna
                                          Vice President

                                 ----------------------------------
                                 ("Authorized Distribution Agent")

                                 By:  ________________________________
                                 Title:_______________________________



                                                   ADA Agreement
                                                 List of Schedules


               Schedule                                                      Schedule Type
Schedule 1A                             Designated VHA Member and Affiliates List
Schedule 1B                             Alternate Site and Care Continuum VHA Members List
Schedule 1C                             Other Designated Health Care Organizations Assigned by VHA to ADA for Service
Schedule 2                              ADA Primary Ordering Location (POL)
Schedule 3                              VHA Regional Offices (Area Offices and Regional Health Care Systems)
Schedule 4                              VHA PLUS(R)Pricing Policy and Protocol
Schedule 4A                             VHA PLUS(R)Hospital Exception Level Pricing (HELP Form)
Schedule 4B                             VHA PLUS(R)Stocking Request Form
Schedule 5                              [ADA's Capabilities w.r.t. systems to serve on-line communication among ADA, manufacturer and HCO]
Schedule 6                              Base Bulk Distribution Matrix
Schedule 6A                             Additional Distribution Service Menu Fee and Definitions
Schedule 6B                             Modified Activity Based Distribution Cost Matrix
Schedule 6B1                            Care Continuum Services Matrix
Schedule 6C                             Designated Member Distribution Service Fee Calculation and Acknowledgment Form / Base
                                        Distribution Service Fee Change Form  (for use with Schedule 6 or 6B)
Schedule 6D                             Initial Implementation and Ongoing Distribution Services Review
Schedule 6E                             Designated Member ADA Assignment and Reassignment Form (ADA and Care Continuum ADA
                                        Geographic and Service Capabilities)
Schedule 6F                             System Definition Pricing Policy and Price Determination Worksheet
Schedule 6F1                            Definition of System Pricing for Vertically Integrated Systems/Networks
Schedule 7                              Payment Term Options
Schedule 8                              Return Goods Policy
Schedule 9                              ADA Service Levels / Notification Process / Penalties
Schedule 9A                             Designated Member Verification of "A" and "Impact" List
Schedule 10                             ADA Monthly Reports to Designated Members
Schedule 11                             ADA Representative Responsibilities / Designated Member Quarterly Business Review Topics
Schedule 12                             ADA Disaster Plan
Schedule 13                             ADA Computer Capabilities and Backup Systems
Schedule 14                             ADA EDI Capabilities
Schedule 15                             ADA Reports to VHA
Schedule 16                             Standards of Performance
Schedule 17                             List of Aligned Vendors


                                       39




Schedule                                                      Schedule Type
Schedule 18                             Products On Which ADA Pays No Fee To VHA
Schedule 19                             Request for Change of ADA Notification Form


                                   SCHEDULE 1A
                      DESIGNATED VHA MEMBERS AND AFFILIATES

              [List of VHA Members and Affiliates assigned to ADA]

                                   SCHEDULE 1B
                      DESIGNATED VHA MEMBERS OR AFFILIATES

               Alternate Site and Care Continuum VHA Members List

                                   SCHEDULE 1C

  Other Designated Health-Care Organizations Assigned by VHA to ADA for Service

                                   SCHEDULE 2

                      ADA Primary Ordering Locations (POLs)
                 and Designated Members Being Served by Location

                                   SCHEDULE 3

                              VHA REGIONAL OFFICES
                 [Area Offices and Regional Health Care Systems]

                                   SCHEDULE 4

                     VHA PLUS(R) Pricing Policy and Protocol


         The objective of this policy/protocol is to achieve the following:

                  o Ensure accurate VHA PLUS(R) pricing to VHA health-care organizations ("HCOs") in a timely manner,
                  o Provide traceability and accountability of VHA PLUS(R) pricing,
                  o        Centralize VHA PLUS(R) pricing decisions and
                  o        Effectively communicate all price revisions.

TIERED OR HOSPITAL EXCEPTION LEVEL PRICING

         In the event that it becomes necessary to deviate from the published pricing for any VHA PLUS(R) medical/surgical product, the following protocol is to be observed:

         1) The VHA PLUS(R) manufacturer, in conjunction with the appropriate VHA Account Manager, will communicate a request for tier revision or hospital exception level pricing to the VHA Medical/Surgical Business Unit ("MSBU") Product Management on a VHA PLUS(R) HOSPITAL EXCEPTION LEVEL PRICING (HELP) form (attached).

         2)       The VHA PLUS(R) Product Manager/Analyst will review requests.

         3) The VHA PLUS(R) Product Manager/Analyst will approve/disapprove requests.

         4) The VHA Distribution Services Analyst will telefax approved VHA PLUS(R) HELP forms to the ADA, and revised pricing will be available to the HCO in seven (7) working days.

         5) The ADA will communicate back to the VHA Distribution Services Analyst in writing confirming the date entered into the ADA system.

         6) All approved VHA PLUS(R) HELP requests will be on file with the VHA Distribution Services Analyst for future reference.

                                   SCHEDULE 4A
                                   VHA PLUS(R)
                        HOSPITAL EXCEPTION LEVEL PRICING
                                 (H.E.L.P. FORM)

VHA Hospital:
               -----------------------------------------------------------------
VHA LIC #:
               -----------------------------------------------------------------
Address:
               -----------------------------------------------------------------
City/State/Zip:
               -----------------------------------------------------------------
Contract #:
               -----------------------------------------------------------------

Current Price Tier:                     New Price Tier:
                    -------------------                 ------------------------
Effective Date:                         Review Date:
               -----------------------               ---------------------------
                                                          (For Office Use Only)

CAT NO            DESCRIPTION                                            ADA             HOSP           USAGE           USAGE



================  ====================================================== ==============  =============  ==============  ===========

Submitted By:___________________________________________________________________
                        SIGNATURE                                    DATE

VHA PLUS(R) Product Management:_________________________________________________
                                    SIGNATURE                        DATE

ADA Contracts Personnel:________________________________________________________
                                 SIGNATURE                           DATE

                     Return copy to Distribution Analyst-VHA
                               Fax (972) 830-0212
Note: 60-day price change notification is required to the ADA.

                                   SCHEDULE 4B

                        VHA PLUS(R) Stocking Request Form
[INSERT -- Tom Zaves to provide]

                                   SCHEDULE 5

        [ADA's capabilities w.r.t. systems to serve on-line communication among ADA, manufacturer and HCO.]

            SCHEDULE 6 - DISTRIBUTION SERVICES FEE - BASE BULK MATRIX


Monthly Volume        Gross Aligned    Gross Nonaligned  Weekly Deliveries     Line Average
                      Fee for          Fee                                     Incentive
                      Distribution     for Distribution
                      Services         Services
      $0 - 7,500      [*]              [*]               1 Delivery  per week  [*]
  $7,501 - 25,000     [*]              [*]               1 Delivery per week   [*]
 $25,001 - 75,000     [*]              [*]               2 Deliveries per week [*]
 $75,001 - 150,000    [*]              [*]               2 Deliveries per week [*]
$150,001 - 250,000    [*]              [*]               2 Deliveries per week [*]
$250,001 - 400,000    [*]              [*]               2 Deliveries per week [*]
$400,001 - 600,000    [*]              [*]               3 Deliveries per week [*]
$600,001 - 800,000    [*]              [*]               3 Deliveries per week [*]
$800,001              [*]              [*]               3 Deliveries per week [*]





Monthly Volume          [*]EOE      Net Aligned Fee for Net Nonaligned Fee
                        Incentive   Distribution        for Distribution
                                    Services            Services

      $0 - 7,500        [*]         [*]                 [*]
  $7,501 - 25,000       [*]         [*]                 [*]
 $25,001 - 75,000       [*]         [*]                 [*]
 $75,001 - 150,000      [*]         [*]                 [*]
$150,001 - 250,000      [*]         [*]                 [*]
$250,001 - 400,000      [*]         [*]                 [*]
$400,001 - 600,000      [*]         [*]                 [*]
$600,001 - 800,000      [*]         [*]                 [*]
$800,001                [*]         [*]                 [*]



Qualifiers: Base Bulk - Delivery to Dock in Manufacturer's Case Shipment
1) Initial Monthly Volume is determined by previous quarter's actual purchases and reviewed semiannually thereafter
2) To qualify for EOE incentives, HCO must be [*]EOE for past quarter's activity and reviewed semiannually thereafter
3) DSO is an add on based on past quarter's activity and reviewed semiannually thereafter
4) All additional services are based on fees on Schedule 6A, Distribution Service Fee Matrix

5) To qualify for $Average Line Incentive, Designated Members must average their required monthly volume qualifier for the previous quarter's activity (line incentive is calculated by dividing the total monthly dollar volume by the total number of lines shipped for month), reviewed semiannually
6) Aligned fee, both Gross and Net, will apply to all SKUs from all VHA Contract, VHA PLUS(R)and VHA OPPORTUNITY Manufacturers
7) Nonaligned fee, both Gross and Net, will apply to all Nonaligned Manufacturers SKU's and Noncontract Aligned Manufacturers SKU's that are stocked locally, but are ordered less than a total of 5 times per month from ADA's branch. If not stocked locally, then Noncontract Aligned low velocity SKUs will be charged Aligned fee + trans.

8)       Payment Terms:    1) 15 Day Prepay:         [*]      2) Net 0 Days:              [*]
                           3) Standard Terms:        [*] purchases due [*] of same month, [*] purchases due [*] of following month
                           4) Net 30 Days:           Add [*]  5) Net 45 Days:             Add [*]
                           6) Net 60 Days:           Add [*]  7) Over 60 Days:            Add additional [*] for each 15 days beyond
                                                                                             60 days

* [This confidential information has been omitted and filed separately with the Commission.]

                                   Schedule 6A

            Additional Distribution Service Fee Menu and Definitions


Distribution Services                                      Distribution Service Fee
1)       Customized Invoices                               1)       [*]
2)       Customized Packing Slip                           2)       [*]
3)       Combined Packing Slip and Invoice                 3)       [*]
4)       Custom Pallet Architecture - Basic                4)       [*]
5)       Custom Pallet Architecture -                      5)       [*]
         Expanded
6)       Add Delivery                                      6)       Monthly Vol:
                                                                    $0-75,000                  [*]
                                                                    $75,001-250,000            [*]
                                                                    $250,001>                  [*]
7)       Bulk Picked By Department                         7)       a)       1-3      Departments [*]
         Delivered to Dock                                          b)       4-10     Departments [*]
                                                                    c)       11-15   Departments [*]
                                                                    d)       16>      Departments [*]
8)       Bulk Break to Manufacturer Next                   8)       [*]
         Packing Unit (if not usually broken
         down)
9)       LUM Picked by Department                          9)       [*]
         Delivered to Dock*
10)      LUM Picked by Department                          10)      [*]
         Delivered to Department**
11)      LUM Picked by Department Put                      11)      [*]
         Stock Away***
12)      Affix Patient Label                               12)      [*]
13)      Bar Codes                                         13)      [*]
14)      Emergency Deliveries                              14)      [*]


1)       All Distribution Service Fees are additive to the effected activity.
2)       Distribution Service Fees # 9, 10 & 11 are additive.
3) Definition of all Distribution Services on Schedule 6A are with this Schedule.

* [This confidential information has been omitted and filed separately with the Commission.]

                            SCHEDULE 6A (Page 2 of 5)

                        ADA Agreement Service Definitions


SERVICE DEFINITIONS:

1)       Centralized Billing:

         A health-care system is considered to have centralized billing if all material products and services fees associated with each entity (i.e., HCO) of the system are applied to one "bill-to" number and all invoice activity conducted by the supporting ADA is forwarded to one central accounting address location. Additionally, payments are forwarded to the ADA in a manner that may reflect individual sub "bill-to" (HCO) purchase activity, but can be processed against the one system wide "bill-to" number.

2)       Centralized Ordering:

         A health-care system is considered to have centralized ordering if all product activity for each member HCO in the system is ultimately consolidated through, as is often the case, one information system collection point. This action occurs before any individual facility purchase activity is forwarded to the ADA in the form of a purchase order. Although ordering activity at the individual HCOs may take place on various MIS systems, all purchase activity is funneled into one primary system prior to being released to the ADA.

3)       Customized Invoice:

         An invoice is considered to be customized by the ADA when the creation of the invoice requires the ADA to perform actions other than what is considered standard operating procedure (SOP) in the generation, delivery and/or processing of the original invoice. An invoice is also considered to be customized when any additional documentation that is not part of the ADA's SOP requirement must be created to accompany the invoice for delivery to the HCO or health-care system. Traditionally, one standard purchase order received from the customer will automatically create one standard invoice. Additionally, any customization required may necessitate an information system change/enhancement on the part of the ADA.

                            SCHEDULE 6A (Page 3 of 5)

                        ADA Agreement Service Definitions

4)       Customized Packing Slip:

         A packing slip is considered to be customized by the ADA when the creation of the packing slip requires the ADA to perform actions other than what is considered standard operating procedure (SOP) in the generation and/or delivery of the packing slip created from an original purchase order. A packing slip is also considered to be customized when any additional documentation that is not part of the ADA's SOP requirement must be created to accompany the packing slip for delivery to the HCO or health-care system. Traditionally, one standard purchase order received from the customer will automatically create one standard packing slip.

5)       Customized Packing Slip and Invoice:

         Combination of 3) and 4).

6)       Extra Deliveries:

         VHA organization deliveries are included in their base cost+plus price based on Schedule 6 or 6B. All additional deliveries are added to the base cost+plus price and priced according to the Service Fee Menu.

7)       Bulk Picked by Department, Delivered to Dock:

         VHA organizations segment their orders by their departments, but the product remains in the original manufacturer's case pack or normal ADA shipping quantity and is delivered to the organization's dock.

8)       LUM Picked by Department, Delivered to Dock:

         Same as bulk definition, but the product is broken into lowest unit of measure from the manufacturer's original case pack.

9)       LUM Picked by Department, Delivered to Department:

         Same as 8), but the VHA organization's ADA delivers the LUM product directly to the VHA organization's department area.

                            SCHEDULE 6A (Page 4 of 5)

                        ADA Agreement Service Definitions

10)      LUM Picked by Department, Put Stock Away:

         Same as *, but the VHA organization's ADA delivers the LUM product directly to the VHA organization's department area and actually puts the product away.

11)      Affix Patient Charge Labels:

         Covers the cost of the label and the labor to affix the patient charge label to the product.

12)      Bar-Coded Shelf Labels:

         ADA creates the bar-coded shelf label and provides them to the VHA organization for use in central stores, warehouses and departments.

13)      Emergency Delivery:

         Any delivery after normal business hours, or a delivery that requires special attention such as use of a courier service, etc.

14)      Line Incentive:

         Monthly dollar average of lines ordered. Designated Member will be eligible for incentive if for the previous quarter the lines ordered average the amount indicated on Schedule 6.

15)      Custom Pallet Architecture-Basic:

         Attached

16)      Custom Pallet Architecture-Expanded:

         Attached

                            SCHEDULE 6A (Page 5 of 5)

                           Custom Pallet Architecture

     Custom pallet architecture is separated into two types of services: basic and expanded. The defined activities included under these two services are:

         Custom Pallet Architecture - Basic

                  - items separated on pallet by department or purchase order
                  -        items arranged in purchase order input sequence

         Custom Pallet Architecture - Expanded

                  -        items palletized in reverse storeroom location
                  -        separate pallet for each department
                  -        separate pallet for nonstock items
                  -        separate pallet for stock items
                  - pallet clearly marked with description and internal routing information

         The following services are provided free of charge and are not included in custom pallet architecture:

                  -        box/case labels facing out on pallet
                  -        shrink-wrapped pallets
                  - pallets arranged to meet health-care organization weight and/or dimension requirements

                                   SCHEDULE 6B
                Modified Activity Based Distribution Service Fee
                                     Matrix


Avg. Sales Per   Monthly Volume      Monthly Volume         Monthly Volume             Monthly Volume
Line             $800,001         $600,001 - $800,000    $400,001 - $600,000        $200,001 - $400,000
Aligned/Non-     Aligned Non-       Aligned   Non-        Aligned    Non-             Aligned    Non-
Aligned Fee is   Fee     Aligned    Fee       Aligned      Fee       Aligned          Fee        Aligned
multiplied to            Fee                 Fee                      Fee                       Fee
each line
shipped
Above    $551    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$401 -   $550    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$201 -   $400    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$101 -   $200    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$51   -  $100    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$26  -   $ 50    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$11  -   $ 25    [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]
$10 -    Below   [*]    [*]         [*]       [*]          [*]        [*]              [*]        [*]


Deliveries           3                     3                       3                           2

Additional          [*]                   [*]                     [*]                         [*]
Delivery Fee




Avg. Sales Per         Monthly Volume          Monthly Volume
Line                  $100,001 - $200,000     $0 - $100,000
Aligned/Non-          Aligned    Non-         Aligned    Non-
Aligned Fee is        Fee        Aligned      Fee        Aligned
multiplied to                    Fee                     Fee
each line
shipped
Above    $551          [*]        [*]          [*]        [*]
$401 -   $550          [*]        [*]          [*]        [*]
$201 -   $400          [*]        [*]          [*]        [*]
$101 -   $200          [*]        [*]          [*]        [*]
$51   -  $100          [*]        [*]          [*]        [*]
$26  -   $ 50          [*]        [*]          [*]        [*]
$11  -   $ 25          [*]        [*]          [*]        [*]
$10 -    Below         [*]        [*]          [*]        [*]


Deliveries                   2                         2

Additional
Delivery Fee                [*]                       [*]





1)       All orders are placed EOE
2)       HCO must be able to communicate 810/832
3)       Above Fees are inclusive of Fees # 7, 8 and 9  from Schedule 6A
4) Fee is Separate Line Item Charge on Invoice, based on the percent charged to dollar volume of the line(line average is determined previous quarters line average, total lines shipped divided by total dollars of lines shipped) reviewed semiannually
5)       Product is billed at actual product cost
6) Aligned Fee will apply to all items from VHA Contract, VHA PLUS(R), and VHA OPPORTUNITY Manufacturers and All Aligned NonContract Manufacturers items that are ordered more than 5 times per month from ADA's branch. Noncontract Aligned low velocity SKU's (ordered less than 5 times per month) & stocked locally will have the NonAligned charge applied, if
         not   stocked   locally,   then  the   Aligned   charge  will  apply  +
         transportation charges
7) NonAligned Fee applies to all NonAligned Manufacturers SKUs and NonContract Aligned Manufacturers SKUs that are ordered less than 5 times per month from ADA's branch

8)  Payment Terms: 1) 15 Day PrePay:   [*] credi2)       Net 0 Days:       [*] cred3)       Standards Terms
                   Net 30 Days:Add [*]  5)   Net 45 Days: Add [*] 6)    Net 60 Days: Add [*]  7)Over 60 Days: Add additional
                   [*] for each 15 days beyond 60 days


* [This confidential information has been omitted and filed separately with the Commission.]

                                  Schedule 6B1
                  Medical/Surgical Care Continuum Distribution
                                  Price Matrix

--------------------------------------------------------------------------------


VHA Physician Participants

  Med/Surg Distribution    Monthly Volume      Monthly Volume     Monthly Volume
         Channel

                            $0 - $4,999       $5,000 - $9,999        $10,000+
Aligned                           [*]                 [*]                [*]
Nonaligned                        [*]                 [*]                [*]

NOTES:            o        Cost+Plus fee is inclusive of the VHA fee.
                  o        Matrix  applies to  owned/controlled  alternate  site
                           facilities credentialed into VHA membership (OHCP) or
                           VHA    PhysicianLINK     Services(sm)    participants
                           (strategically     important    "linked"    physician
                           practices).
                  o        To avoid two costs in the HCO information system, the
                           difference in cost+plus between an acute care slot and care continuum slot can be applied as a service charge to all care continuum sales.
                  o        Delivery to dock, one shipment per week.



VHA Care Continuum Participants:            Home Care - Long-Term Care

    Med/Surg Distribution         Monthly Volume         Monthly Volume         Monthly Volume          Monthly Volume
           Channel

                                     $0-9,999            $10,000-24,999         $25,000-39,999             $40,000+
Aligned                                [*]                     [*]                   [*]                     [*]
Nonaligned                             [*]                     [*]                   [*]                     [*]

NOTES:            o        Cost+Plus fee to designated care continuum
                           participant is inclusive of the VHA fee.
                  o        Monthly purchase volumes will be combined for all
                           sites utilizing a central ordering, billing, selling and shipping point.
                  o        Cost+Plus  matrix  applies  to  both  the  Acute-Care
                           Authorized  Distribution  Agents  (ADA)  and the Care
                           Continuum (CC)  Authorized  Distribution  Agents (VHA
                           ADA).
                  o        Delivery to dock, two deliveries per week.
                  o        Matrix applies to owned/controlled alternate site
                           facilities credentialed into VHA membership (OHCP).
                  o        To avoid two costs in the HCO information system, the
                           difference in cost+plus between an acute care slot and care continuum slot can be applied as a service charge to all care continuum sales.
                  o        Due to cost of distributing Adult Briefs and
                           Nutritionals, these two items will be locally negotiated.


* [This confidential information has been omitted and filed separately with the Commission.]

                                   SCHEDULE 6C

   Designated VHA Member Distribution Service Fee Calculation and Acknowledgment Form / Distribution Service Fee Change Form for Schedule 6 Base Bulk Distribution Matrix and Schedule 6B Modified Activity Based Cost Matrix

Designated Member:         _______________________________
Address:                   _______________________________
                           _______________________________
                           _______________________________
                           _______________________________
VHA Lic. #:                _______________________________
Phone #:                   _______________________________
Fax #:                     _______________________________

Director of Materials Management:   _________________________________
Date:                               _________________________________
Declared ADA:                       _________________________________

Fill out this section is using Schedule 6 Base Bulk Distribution Matrix:

1)  Previous quarters monthly volume average:                     _____________________
2)  Base volume service fee from Schedule 6:
    -        Gross Aligned:                                       _____________________
    -        Gross NonAligned:                                    _____________________
3)  Incentives Earned:
    a)       EOE [*]:                                    -_____________________
    b)       Line Avg:                                            -_____________________
4)  DSO Performance:                                              -/+____________________
5)  Extra Services Required:
    a)       Customized Invoice   [*]                             +_____________________
    b)       Customized Packing Slip [*]                 +_____________________
    c)       Combined Packing Slip & Invoice [*]         +_____________________
    d)       Custom Pallet Architecture Basic [*]        +_____________________
    e)       Custom Pallet Architecture Expanded [*]              +_____________________
    f)       Extra Weekly Deliveries (each) (see sched 6A)        -/+____________________
    g)       Bulk Picked by Depart. Del. to Dock:
             -        1-3 Departments [*]                          +_____________________
             -        4-10 Departments [*]                         +_____________________
             -        11-15 Departments [*]                        +_____________________
             -        16> Departments [*]                          +_____________________
    h)       Bulk Break to Manufacturer Next
             Packing Unit [*]                                     +_____________________
    I)       LUM Picked by Depart.
             Del. to Dock* [*]                                    +_____________________
    j)       LUM Picked by Depart.
             Del. to Depart.* [*]                                 +_____________________
    k)       LUM Picked by Depart.
             Del. and Put Stock Away* [*]                         +_____________________
6)  Total Aligned / NonAligned Net Distribution
    Service Fees:
    -        Net Aligned:                                         ______________________
    -        Net NonAligned:                                      ______________________

o   New (check)                        o        Change (check)

*[This confidential information has been omitted and filed separately with the Commission.]

                                  SCHEDULE 6C



Fill out this section if using Schedule 6B Modified Activity Based Cost Matrix:

1)       Previous quarter month volume average:                        _______________________
2)       Line $ average for previous quarter:                          _______________________
3)       GrossAligned Fee based on Line $ average and monthly volume   _______________________
4)       GrossNonAligned Fee based on Line $ average and monthly volume_______________________
5)       DSO Performance:                                              _______________________
6)       Extra Services Required:
         a)       Customized Invoice [*]                               +______________________
         b)       Customized Packing Slip [*]                          +______________________
         c)       Customized Packing Slip & Invoice [*]                +______________________
         d)       Customized Pallet Architecture Basic [*]             +______________________
         e)       Customized Pallet Architecture Expanded [*]          +______________________
         f)       Extra weekly deliveries (each) (see sched 6A)        +______________________
         g)       Bulk Picked by Depart. Del. To Dock:
                  -        1-3 Departments [*]                         +______________________
                  -        4-10 Departments [*]                        +______________________
                  -        11-15 Departments[*]                        +______________________
                  -        16> Departments[*]                          +______________________
         h)       Delivered and Put Stock Away* [*]                    +______________________
7)       Total Net Aligned / NonAligned Net Distribution Service Fees:
                  -        Net Aligned:                                _______________________
                  -        Net NonAligned:                             _______________________

Please note pricing option chosen must be used for a one year minimum time period, Designated Member may chose to change pricing option during the 7/15-8/31 review period of each year.

VHA Account Manager                                        Date

----------------------------------------------------------------
ADA Representative                                         Date

----------------------------------------------------------------
Director of Materials Management                           Date

----------------------------------------------------------------


Please return to VHA Distribution Services via Fax @: (972) 830-0212.











* [This confidential information has been omitted and filed separately with the Commission.]

                                   SCHEDULE 6D

         Initial Implementation and Ongoing Distribution Services Review

Initial Implementation:

1) VHA will send to each Designated Member a letter indicating the terms of the Redesigned ADA Agreement that are being implemented.
2) The letter will include a Redesigned ADA Agreement Launch Package which will provide details of the Redesigned ADA Agreement, Designated Members Assignment and Reassignment Form (Schedule 6E), Designated Member Distribution Service Fee Calculation and Acknowledgment Form / Base Activity Based Costing Distribution Service Fee Change Form
         (Schedule 6C), Base Distribution Service Fee Matrix and Modified Activity Based Distribution Cost Matrix (Schedules 6 and 6B), Designated Member Care Continuum ADA Selection Form (Schedule 6E1).
3) Each Designated Member is to completely review all the information provided in steps 1 and 2 and completely fill out Schedule 6E, Schedule 6E1 or Schedule 6C.
4) Mail or FAX back to VHA Distribution Services, c/o VHA Inc., 220 East Las Colinas Boulevard, Irving, TX
         75039 (FAX Number: 972/830/0212).
5) All data needs to be received by VHA Distribution Services by October 31,1997.
6) If Designated Member is requesting a change of ADAs, actual implementation date for steps 3 and 4 will vary based on the issues driving the request for change.
7) If Designated Member is not requesting a change of ADAs, the new pricing as indicated by Designated Member on Schedule 6 or 6B will go into effect on December 1, 1997.

Semiannually

         Beginning with the end of the first six months of calendar year 1998 and for each six (6) month period thereafter for the term of this Agreement, VHA, using ADA data, will review each VHA Designated Member Distribution Service Fee activity. Review periods will be as follows:

              Review Period                             Review

         o        1/1 - 6/30                  o        7/15 - 8/31
         o        7/1 - 12/31                 o        1/15 - 2/28


VHA will review the following Designated Member activity:

         a) Each six (6) month period thereafter volume purchases from ADA, excluding equipment
         b) Actual manufacturers and products purchased for assessment of proper pricing based on the use of Aligned/Nonaligned manufacturers pricing
         c)       [*] EOE Compliance and Incentive Eligibility
         d)       Additional services accessed and fees being paid
         e) DSO for payment activity to determine the need to change DSO add ons or deducts
         f)       Average line order and incentive eligibility

         Upon  review,  VHA will  determine  any  changes to  Designated  Member
Schedule 6C and send changes to both ADA and Designated Member for review. If no revisions are necessary from ADA and/or Designated Member, then the changes initiated by VHA will go into effect thirty (30) days from FedEx mailing to ADA and Designated Member. If ADA and/or Designated Member makes revisions to the
Schedule 6C sent by VHA, and upon mutual acceptance of revisions by Designated Member, ADA and VHA, VHA will adjust the Schedule 6C and re-FedEx to ADA and Designated Member; and these changes will go into effect thirty (30) days from notice by VHA. There will be no credits issued for previous period's performance.

* [This confidential information has been omitted and filed separately with the Commission.]

                                   Schedule 6E
                 Designated Member ADA Assignment, Reassignment
                      Distribution Services Fee Choice Form
       ADA and Care Continuum Geographic and Service Capabilities Listings

Reassignment:

         Beginning in 1995, each Designated VHA Member or Affiliate had the opportunity to declare a Authorized Distribution Agent from those serving your marketplace. At that time (Name of Designated VHA Member or Affiliate) declared (Name of ADA Declared).

         To locate the ADAs now serving your market place, please refer to the Launch Package. You are being reassigned to (Name of ADA Declared). If you have a specific issue that requires (Name of Designated VHA Member or Affiliate) to initiate a request for change of ADA for either service or strategic reasons, please indicate that need on this form. If no such indication is made by (Name of Designated VHA Member or Affiliate), (ADA Name) will be your ADA for the term of this Agreement.

Designated VHA Member or Affiliate:         _____________________________
Address:                                    _____________________________
                                            _____________________________
                                            _____________________________

Director of Materials Management:           _____________________________
Phone Number:                               _____________________________
Fax Number:                                 _____________________________


I need to initiate a request for change of ADA   Yes______          No________

The reason is:                         Services______         Strategic_______

If Yes, Why:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Director of Materials Management Signature: ____________________________________
Date:                                       ____________________________________

Please return to VHA Distribution Services via Fax: (972-830-0212)

Assignment:

         The ADA that (Name of Designated Member) declared as their ADA in 1995 is no longer authorized to serve this marketplace. The ADAs now authorized to serve (Name of Designated Member) marketplace are:

         o        1)__________________________________
         o        2)__________________________________
         o        3)__________________________________
         o        4)__________________________________

Please check the ADA that (Name of Designated Member) is declaring as their ADA.

Designated Member is declaring VHA as their GPO/Alliance of Choice for products and distribution services.

Director of Materials Management Signature: ____________________________________

Date:                                       ____________________________________

Schedule 6E

         In addition to the reassignment/assignment process for each Designated Member, if needed, the Designated Member may need to declare a continuum of care ADA from those who serve your marketplace. The acute care ADA can be your continuum of care ADA if they are capable of serving the continuum of care or you can designaate a separate ADA to serve the continuum of care. Please indicate your choice of ADAs to serve your continuum of care (a list of ADA's capabilities to serve the continuum of care is located in Schedule 6E1):

         Continuum of Care ADA:     ____________________________________________

Distribution Service Fee Choice Form:

         VHA is offering each Designated Member a choice of two pricing options for their Distribution Service Fee. These choices are found in Schedule 6 Base Bulk Distribution Matrix or Schedule 6B Modified Activity Based Distribution Cost Matrix. Please indicate which pricing option Designated Member is declaring by checking the appropriate box below. Each Designated Member is required to use their declared pricing option for a period of not less than one year. At the conclusion of each year of use of declared pricing option Designated Member will have the opportunity to re-declare their current pricing option or to the option they are currently not accessing. The Distribution Service Fee options are:

         o        Schedule 6 - Base Bulk Distribution Matrix
         o        Schedule 6B - Modified Activity Based Distribution Cost Matrix

Other Information:

- If Designated Member chooses not to use ADA's order entry system, which is offered at no charge, and declares to communicate with ADA in other ways, and the alternative process adds cost to the ADA's operations, Designated Member is responsible for all additional costs above [*] per month (i.e., van services).
- Designated Member agrees to notify ADA of all invoice/pricing discrepancies within thirty (30) days of receipt of invoice from ADA
-        Designated Member is declaring VHA as their GPO/Alliance of choice.

Please return to VHA Distribution Services via Fax: (972) 830-0212.


Director of Materials Management _______________________________________________
                                     (Signature)

Date:                            _______________________________________________





* [This confidential information has been omitted and filed separately with the Commission.]

                                   Schedule 6E
    Designated Member ADA Reassignment and Assignment and Pricing Option Form
         ADA and Care Continuum ADA Geographic and Service Capabilities


ADA                   Acute Care           Physician Service    Surgery Center       Ambulatory Care
                      Service                                   Service              Service
O&M                   Yes - National       Yes - Contact        Yes - Contact        Yes - Contact
                                           Branch for           Branch for           Branch for
                                           Specifics            Specifics            Specifics



Allegiance            Yes - National       Yes - Via            Yes - Via            Yes - Via
                                           Teleservices         Teleservices         Teleservices


Bergen Medical        Yes - National       Yes - National       Yes - National       Yes - National
                      Limited in
                      Several Areas-
                      Attached
General Medical       Yes - National       Yes - National       Yes - National       Yes - National


Burrows               Yes - Regional       Yes - Regional       Yes - Regional       Yes - Regional


Shared Services       Yes - Regional       Yes - Regional       Yes - Regional       Yes - Regional


Caligor Medical       Yes - Regional       Yes - Regional       Yes - Regional       Yes - Regional


Cardinal Daly         Yes - Regional       Yes - Regional       Yes - Regional       Yes - Regional





ADA                      Home Health          Long Term Care       Comments
                         Care Service         Service
O&M                      Yes - Only to the    Yes - Contact        Alternate Site
                         Home Health          Branch for           Capabilities need
                         Agency -Not the      Specifics            to be verified by
                         Home Customer                             each member
                                                                   prior to declaring
                                                                   O&M
Allegiance               Yes - Via            Yes - Via            Same as O&M
                         Teleservices to      Teleservices
                         the Home Health
                         Agency
Bergen Medical           Yes - National,      Yes - National       Acute Care
                         Only to the Home                          Capabilities need
                         Health Agency                             to be verified

General Medical          Yes - National,      Yes - National       Provides Service
                         Only to the Home                          to all areas
                         Health Agency
Burrows                  Yes - Regional,      Yes - Regional       Provides Service
                         Only to the Home                          to all Regional
                         Health Agency                             Areas
Shared Services          Yes - Regional,      Yes - Regional       Provides Service
                         Only to the Home                          to all Regional
                         Health Agency                             Areas
Caligor Medical          Yes - Regional       Yes - Regional       Regional Service
                                                                   Competencies
                                                                   Attached
Cardinal Daly            Yes - Regional       Yes - Regional       Regional Service
                                                                   Competencies
                                                                   Attached


Note:    PSS will provide Distribution Services under this Agreement to
Alternate Site entities of Designated Members.

                            SCHEDULE 6F (Page 1 of 2)

             System Definition Pricing Protocol and Pricing Matrices



         The following system and network definition and price scenario is for acute-care systems and networks. Systems cannot add their other health-care provider sites' volume into the pricing equation. Designated Members that are not part of a system/network as defined below will otherwise be charged Distribution Services Fees in accordance with the Agreement.

          *1) If VHA Shareholder(s)/Partner(s) form a system/network, and the Designated Members provides one centralized ordering process, one centralized billing process, one centralized call point and one centralized delivery point the Designated Member may combine its dollar volume and be slotted according to its actual combined volume. Pricing will be determined by using Schedule 6 Base Bulk Distribution Matrix System/Network Matrix or Schedule 6B Modified Activity Based Distribution Cost Matrix. Additional distribution services will be applied according to the feeds on Schedule 6A

         *2) For all other systems/networks that do not fit the above description, these systems/networks will blend their volumes, using the Blending Worksheet from Schedule 6F and the pricing offered on either Schedule 6 or 6B. Additional distribution Services will be charged according to the fees on Schedule 6A.

          3) For free-standing VHA HCO's, systems and/or networks that need to develop a different type of relationship with their ADA partner, the VHA HCO, ADA and VHA will work together to develop the relationship outside of the existing matrix concept. Examples of this are Fee-For-Service, Activity Based Costing, Cost Management programs. No ADA can enter into an off-matrix program pursuant to this Agreement without prior approval from VHA. Programs that disadvantage VHA contracts, VHA PLUS(R)or VHA OPPORTUNITY products or programs are not permitted under this schedule and/or Agreement.

         * From implementation date of this Agreement to June 30, 1998, all current systems/networks already slotted under the former definitions of the ADA Agreement that this ADA Agreement is replacing will be grandfathered. As of July 1, 1998 all systems will be held to the definitions for pricing of systems/networks of this Agreement. Any system/network that wishes to be recognized from implementation date of this Agreement and going forward will be slotted according to the terms and conditions of this schedule and Agreement.

                            Schedule 6F (Page 2 of 2)
   System/Network Definition Pricing Policy and Price Determination Worksheet

System Name:


         (1)         (2)            (3)       (4)        (5)                     (6)                  (7)
Facility Names     Cities        Monthly     DSO       Net Aligned Price       Net NonAligned        Monthly Distribution Charge:
                                 Volume                from Schedule 6,        Price from            {3X5} + {3X6} = Net Aggregate
                                                       6B or 6B1               Schedule 6, 6B or     Blended System/Network
                                                                               6B1











Divide total for Column (7)___________________ by total for Column (3) __________________. The result is the system base blended cost+plus_____________________.
Monthly Volume, DSO, EOE Incentive earned, Line $ Average Incentive earned, will be reviewed semi-annually and the Blended System Base fee will be adjusted accordingly.

                                  SCHEDULE 6F1

     Definition of System Pricing for Vertically Integrated Systems/Networks


         The following are definitions of the criteria necessary for accessing vertically integrated system pricing for acute and non-acute sites. All entities of these systems are controlled (owned, managed or leased) by the sponsoring Designated Member.

SYSTEM 1: System PROVIDES one centralized ordering, billing, shipping and call point for all sites of care and UTILIZES ONE distributor (ADA) for the entire system: all volumes (acute and non-acute) combined for pricing of distribution services located in Schedule 6, Base Bulk Distribution Matrix, or Schedule 6B, Modified Activity Based Matrix for acute sites of care and actual cost for non-acute sites of care. Additional distribution services to any sites of care will be applied according to Schedule 6A.

SYSTEM 2: System DOES NOT PROVIDE one centralized ordering, billing, shipping and call point for all sites of care, but UTILIZES ONE distributor (ADA) for the entire system: all volumes are blended using Blending Worksheet Schedule 6F; pricing is located in Schedules 6, 6B and 6B1. Additional distribution services to any sites of care will be applied according to Schedule 6A. The ADA will charge the actual cost of the delivery to all non-acute care sites in the system.

System 3: System PROVIDES one centralized ordering, billing, shipping and call point for all sites of care, but UTILIZES ONE OR MORE distributors (Care Continuum - ADA) for the non-acute sites of care: all acute care volumes combined for acute care pricing located in Schedule 6 or 6B; all non-acute care volumes for each site-of-care category (i.e., physicians, home care and long-term care) are combined for site-of-care pricing located in Schedule 6B1. Additional distribution services to any site of care will be applied according to Schedule 6A, with the exception of deliveries to the non-acute sites of care, where the actual cost of delivery will be applied.

System 4: System DOES NOT PROVIDE one centralized ordering, billing, shipping and call point for all sites of care and UTILIZES ONE OR MORE distributors (Care Continuum - ADA) for the non-acute sites of care: all acute care volumes blended using the Blending Worksheet Schedule 6F. All non-acute care volumes for each site-of-care category (i.e., physicians, home care and long-term care) are blended by each ADA for each site-of-care category and priced based on pricing located in Schedule 6B1 using blended worksheet Schedule 6F. Additional charges to all sites of care will be billed according to Schedule 6A. Deliveries to non-acute sites of care will be charged the actual cost of the delivery.

                                   SCHEDULE 7
                              Payment Terms Options



         Each Designated Member shall select from the following payment options (all deductions or additions are made to the Base Distribution Service Fee on the price matrix for that Designated Member):


     _______ 15-day prepay:        [*] credit
     _______ Net 0 days:           [*] credit
     _______ Standard terms:       [*] purchases due [*] of same month
                                        [*] purchases due [*] of following month
     _______ Net 30 days:          Add [*]
     _______ Net 45 days:          Add [*]
     _______ Net 60 days:          Add [*]
     _______ Over 60 days:         Add additional [*] for each 15 days beyond
                                   60 days


         All invoice terms run from the date of invoice. Credit for prepay shall be no more than the percent of the amount on deposit with ADA, not the percent of the total monthly/quarterly purchases.

         Taxes, where applicable, will be added to the invoice price of products.

         No Designated Member can be put on credit hold by their ADA without the ADA notifying the Designated Member and VHA in writing fifteen (15) days prior to credit hold. VHA and the ADA will work collectively to remedy the issue with the Designated Member prior to loss of credit privileges. If credit privileges are rescinded to the Designated Member, then the Designated Member is entitled to continue to purchase their products and services from the ADA on a C.O.D. basis.

         DSO is reviewed quarterly, and all adjustments to the Base Distribution Service Fee will be made only on a quarterly basis. The DSO will be determined by the previous quarter's average DSO, excluding any disputed portions of invoices noted by the Designated Member as in discrepancy. No Designated Members will be charged a higher cost+plus for DSO due to invoices that are in dispute. All invoice disputes need to be reported by Designated Member to the ADA by the Designated Member or Affiliate within thirty (30) business days of receipt of the invoice. Disputed invoices on which Designated Member notified ADA of item(s) in dispute are not subject to late fees or penalties during the resolution of the dispute. At resolution of dispute, late fees or penalties applicable may be applied if Designated Member was not justified in disputing item(s) on invoice.

         A service charge may be added by the ADA to the Designated Member's monthly outstanding balance of the lesser of 1.5% (18% annually) or the maximum legally allowable rate by local law, on all invoices not paid within the agreed-upon payment terms.








* [This confidential information has been omitted and filed separately with the Commission.]

                                   SCHEDULE 8


                               Return Goods Policy

       I.         GENERAL

                           ADA will  accept,  for full credit  based on original
                  delivered cost, Contract and Noncontract Product(s) originally purchased from ADA and returned to ADA in original packaging and in saleable condition within sixty (60) calendar days of the date delivered by ADA. ADA may assess a 25% restocking charge for returned product(s) which are damaged or stickered.

                           ADA will accept for return, saleable and Contract and
                  Noncontract Product(s) after sixty (60) calendar days, subject to a 15% restocking charge.

                           ADA will accept for return,  Contract and Noncontract
                  Product(s) with expired dating or which have been discontinued by the Vendor, subject to the Vendor's policy. ADA will issue credit for this product based on the amount credited to ADA by the Vendor.

                           ADA shall levy no other restocking or morgue charges.

                           ADA shall  follow  Vendor  policy for  returns in the
                  event of a product(s) recall. ADA will provide each Designated Member a copy of the Vendor's policy regarding the recall, if requested.

                           ADA will supply,  upon request by Designated  Member,
                  the following:

                           a)       A current list of Vendor  addresses  for the
                                    purpose   of    obtaining    return    goods
                                    authorization from the Vendor

                           b) The names and telephone numbers of the Vendor representatives able to authorize the return of product by Designated Member

                           c) A list of Vendors who levy a restocking charge on returned product(s) and the amount of that charge

      II.         CREDITS

                           ADA will process Designated Member credits on a daily
                  basis. All credits should appear on the next statement to Designated Members, except for credits processed near the end of the statement period where, because of cutoff dates, the credit will appear on the following statement.

                           The  Designated  Member  will  receive  a copy of the
                  credit memo within fifteen (15) days after receipt of the return by ADA's Primary Ordering Location.

                           ADA will issue credit,  within fifteen (15) days, for
                  outdated or discontinued product(s) being recalled by the Vendor. In the case of a Vendor recall(s), the Vendor must have authorized the ADA to issue credit.

                           ADA will advise Designated  Members, by the fifteenth
                  calendar day of each month, of any credits issued by ADA during the previous month which remain open.

     III.         FREIGHT CHARGE ON RETURNED GOODS

SCHEDULE 8

                           ADA vehicles or other  prepaid  carriers will pick up
                  all product returns authorized by the Primary Ordering Location to be returned. Any freight charges incurred by Designated Members for product returns shipped to the Vendor will be based on the Vendor's policies.

      IV.         RETURN OF SHIPPING ERRORS, OVERAGES AND DAMAGED PRODUCT

                           ADA  will  authorize,   via  phone,   the  return  of
                  product(s) shipped in error. ADA will pick up the product(s) on ADA's next scheduled delivery to the Designated Member. If ADA utilizes a common carrier to serve Designated Members, ADA shall assume the freight charges for the product(s) to be returned to ADA.

       V.         ADA WILL NOT ACCEPT RETURNS ON THE FOLLOWING:

                  a) Any product(s) purchased on a "special order" basis or contrary to the Vendor's policy;

                  b) Any sterile  product(s) or refrigerants,   unless  properly
                  protected;

                  c) Product(s), apparatus or equipment which has been used, or is without original packaging, labeling or operating manuals;

                  d) Product(s)   with  labeling  or  packaging  which  is
                  missing, damaged, defaced or other non- saleable product(s), except as permitted by the Vendor's policy;

                  e) Seasonal product(s), except according to Vendor's policy (available on request);

                  f) Open bottles and partial packages of product(s) will not be accepted for return, unless the Vendor has authorized the ADA to accept open bottles and partial packages;

                  g)       Any product(s) purchased direct from the Vendor.

      VI.         RETURN PROCEDURE

                           ADA will accept Contract and  Noncontract  Product(s)
                  returned from Designated Members based on the procedure outlined herein.

                  a) To receive authorization for the return of product, Designated Members shall contact the ADA Primary Ordering Location.
                  b) Designated Members provide ADA with the following information, if appropriate: (1) Designated Member name and account number as they appear on ADA's invoice.
                           (2) ADA invoice or order number and date.
                           (3) The quantity, product number, price paid, form/size, description. Add lot number, serial number and expiration date of the product, as appropriate. NOTE: A copy of ADA's invoice or packing slip will provide the required information, as may the price stickers.
                           (4)      Purchase order number, if applicable.
                           (5)      The reason for return.
                  c) To assure proper credit and handling, product returns should be written and packaged for shipment by the type of product being returned as follows: (1) Refrigerants
                           (2) Class II through Class V (items must meet DEA procedures)
                           (3)      Saleable product(s)
                           (4)      Outdated or discontinued product(s)
                           (5)      Damaged product(s)
                           (6)      Product(s) recalled by Vendor(s)
     VII.         NOTIFICATION PROCEDURE

                           ADA agrees to the following notification procedure:

SCHEDULE 8

                  a) Designated Member claims of product shortage, damage or overage, product(s) with an expiration date earlier than six (6) months and products delivered in error, will be reported to ADA in five (5) business days from date of delivery; scheduled drugs will be reported in two (2) business days. No restocking charges apply.
                  b) In the event of dispute regarding a delivery damage claim or a product return not received by ADA, a receipt may be required by ADA prior to issuing credit and to enable ADA to file a claim with the carrier.

                           No  hazardous  materials  will be accepted for return
                  with the exception of shipping errors and defective merchandise. Opened, leaking or damaged containers cannot be returned to the ADA, but should be disposed of in accordance with applicable laws and regulations. To obtain proper credit, contact your ADA Customer Service Representative. Return shipments of hazardous materials must be packed, marked, labeled and shipped in accordance with DOT regulations governing the transportation of hazardous materials.

                                   Schedule 9

               ADA Service Levels/ Notification Process/Penalties

Service                    Service Level                                        Penalty Notification (check)
Fill Rates:                [*] on "A" Items                                     _____________________
                           [*] on Impact Items                                  _____________________
Invoice Accuracy           [*] on all invoices                                  _____________________
Pricing Errors             [*] on all invoices - Error Free                     _____________________
ADA Rep Visit              Monthly                                              _____________________
Reports                    Monthly                                              _____________________
EOE                        Review Monthly                                       _____________________
DSO                        Review Monthly                                       _____________________
EDI                        Review Monthly                                       _____________________
Sales                      Review Monthly (Contract, Noncontract, VHA PLUS(R)   _____________________
Product Usage              Aligned, Nonaligned, Low Velocity Manufacturer Review_____________________

Fill Rates:

[*] "A" Items              "A" Items are items that move 2x a month
                           HCO must approve their "A" Item list annually by March 15 and if items to list change, they need to give ADA thirty (30) day notice

                           All usage and changes to "A" Item list need to be provided to ADA with thirty (30) day notice

                           All usage provided must be 10%+ of actual usage

                           HCO must provide all product numbers to ADA at time of order All orders need to include correct product numbers
                           All orders must be placed during normal ordering times and prior to published cutoff times

[*] "Impact Products"      Each Designated VHA Member is entitled to twenty-five
                           (25) "Impact Products" as described in Section 6.
                           Base ADA Services, (E) Fill Rate. All "Impact
                           Product" Lists must be provided to ADA by March 15 of each year

Designated Member:         ________________________________________________
Address:                   ________________________________________________
                           ________________________________________________
                           ________________________________________________
                           ________________________________________________


Director of Materials Management
Signature:                             _________________________________________
Director of Materials Management Name:
(Please Print)                         _________________________________________
Phone Number:                          _________________________________________
Fax Number:                            _________________________________________

ADA Name and Branch Location: __________________________________________________
                              __________________________________________________

This serves as official thirty (30) day notification that Designated Member intends to monitor the ADA under Schedule 16 of the VHA Agreement for possible service performance issues. Specifically, the Designated Member is concerned with the service checked on this form.


* [This confidential information has been omitted and filed separately with the Commission.]

              Penalties for Failure to Perform ADA Responsibilities


1) Failure to Notify VHA and / or Designated Member not less than forty-five (45) days prior written notice of ADA's intent to perform a physical inventory at the Primary Ordering Location.

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

2) Failure to Provide Designated Member with complete order confirmation within two hours of receipt of order electronically

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

3) Failure to provide on a quarterly basis by VHA Regional Office and Distribution Focused Account Manager, Designated Member Uniform Purchase report, identifying products and categories of products that are not under contract through VHA, that if the above organizations are willing to standardize to the ADA can provide above with a reduced cost of said products for an extended period of time, based on anticipated usage and participation of the above entities.

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

4) Failure to maintain a minimum of [*} unadjusted fill rate for "A: Items and / or [*] unadjusted on Impact Items on for each Designated Member. Fill rate is defined as line items ordered / line items filled first time - first truck. "A" Items are stock items that are ordered by Designated Member as least twice every 30 days.

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

5) Failure to provide accurate Hospital Reports by the tenth day of the following month. VHA may modify or change the contents required in Hospital Reports upon sixth (60) day written notice to the ADA. The ADA is to provide each Designated Member with the following information in the monthly report:

                  - Monthly Sales Reports by VHA Contract, VHA PLUS(R) and Noncontract Purchases,
                           Aligned/Nonaligned "A" and Impact Items
                  -        Fill Rates
                  -        EOE, DSO and EDI Activity
                  -        Distribution Service Fees and Activities
                  - Monthly contract, price, tier or expiration of these items
* [This confidential information has been omitted and filed separately with the Commission.]

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

6) Failure to perform member Quarterly Business Review on a quarterly calendar basis. Each ADA shall meet with each Designated Member to discuss at a minimum the following issues:

                  - Quarterly Sales by VHA Contract, VHA PLUS(R), and Noncontract Sales
                  -        Fill Rates
                  -        Service Levels
                  -        EOE, DSO and EDI activity
                  - Quarterly Sales Purchase History for future Base Distribution Volume Matrix Fee
                  -        Aligned/Nonaligned Manufacturer Activity and
                           Incentives Taken
                  -        Uniform Purchase Reports
                  -        Standardization and Utilization Reports and
                           Activities

         ADA must notify VHA Account Manager of all schedule QBRs prior to actual QBR meeting.

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

7) Failure to provide VHA with two (2) tape reports reflecting the sales activity for the previous month and a diskette containing the information required in Attachment 1. Such reports shall be in the format described in Attachment 1 to this Schedule and shall include: sales of Contract Products and Noncontract Products by each Designated Member, fill rate by customer, Base Distribution Service Fee, additional service fees or charges and description of activity performed for the charges or fee, compliance to EOE, EDI and DSO to VHA, no later than the tenth (10) day of each month will result in the following penalties:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

         The information required in the diskette shall also be provided in hard copy format by the tenth of the month.

         Beginning on or about March 1997 data for the reports, this information will be required to be transmitted to VHA via EDI 867. Failure to meet this technology requirement will result in the following penalties:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

         In addition ADA shall provide to VHA reports as specified in the Schedules 6F and 10. VHA may amend this section at any time upon sixty
         (60) day written notice to the ADA. Failure to provide the required tapes, diskettes or information by the deadline shall result in the following penalty payments to VHA:
*[This confidential information has been omitted and filed separately with the Commission.]

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

8) Failure to pay VHA Fee when due, ADA shall pay VHA in addition to the VHA Fee, a late charge of 1.0% per month, or the maximum allowed by law, whichever is less, on all amounts past due.

9) Failure to deliver all manufacturers tracing and rebate reports to each manufacturer for Contract Products and Noncontract Products no later than ten (10) days after the end of the month in which the sales reported took place, will result in the following payment of penalties:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

10) Failure to adhere to the ADA Agreements Return Goods Policy as described in Schedule 8 will result in the payment of the following penalties to VHA:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

11)      Failure to adhere to the required EDI Transaction Sets as described in
         Section 8(m)/Schedule 14 will result in the following penalty payment to VHA:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]

12) Failure to provide VHA and Designated Member with a list of Products that have freight included in Cost of Product. Report needs to list manufacturer, product and amount of freight charges:

                  First Time:                                 Written Notice
                  Second Time:                                [*]
                  Third Time:                                 [*]
                  Fourth and Each Additional
                  Failure to Notify:                          [*]


* [This confidential information has been omitted and filed separately with the Commission.]

                                   SCHEDULE 9A

        Designated Members Verification of "A" List and Impact List Items

Designated Member:                          ___________________________________
Address:                                    ___________________________________
                                            ___________________________________
                                            ___________________________________
                                            ___________________________________
VHA Lic #:                                  ___________________________________
Phone #:                                    ___________________________________
FAX #:                                      ___________________________________
DMM:                                        ___________________________________

___________________________________  (Designated Member) hereby approves the "A"
and Impact Lists as provided by ___________________________________ (ADA).

Date Reviewed and Approved:                  ___________________________________

Name:                                        ___________________________________
Title:                                       ___________________________________
Signature:                                   ___________________________________

Copies are to be maintained by:              ___________________________________

Designated Member                           o
ADA                                         o
VHA Account Manager                         o
VHA Dist. Services                          o

Please FAX to VHA Distribution Services at 972/830-0212.

                                   SCHEDULE 10
                    ADA Monthly Reports to Designated Members

                  The following reports shall be delivered to each Designated Member by the 15th day of the month following the month's activities reflected in such report. A copy of each Designated Member's report needs to be forwarded to the appropriate VHA Account Manager at VHA Distribution Services by the 15th of each month.

         1)       Fill Rate:

                  a)       "A" Fill Rate - Unadjusted
                  b)       Overall Fill Rate - Unadjusted
                  c)       "Impact Item Fill Rate - Unadjusted

         2) Sales reports listing the dollar amount and unit volume of each and all products purchased

         3) Sales of each and all products purchased broken down as follows:

                  a)       Contract
                  b)       VHA PLUS(R)
                  c)       Noncontract
                  d)       Aligned Manufacturers
                  e)       Non-Aligned Manufacturers

         4)       EOE %

         5)       DSO Performance

         6)       Number of deliveries

         7) Additional Distribution Services Performed and the Fees charged for these services

         8)       EDI Activity for 810 and 832

         9) Contract/Price Change/Tier Change/Expiration Report (Designated Member specific report on all their contract/pricing/tier/expiration activity for the next thirty
                  (30) days)

                                   Schedule 11

              ADA Representative Responsibilities/Designated Member
                        Quarterly Business Review Topics


         Each ADA will provide each Designated VHA Member or Affiliate assigned to them with a ADA representative. ADA Representative will be responsible for the following activities at each assigned Designated VHA Member of Affiliate:

              Designated Member ADA Representative Responsibilities

1)       Visit on at least monthly basis
2)       Address and be empowered to solve the following:
                  -        Fill Rate Issues
                  -        Invoice Accuracy
                  -        Pricing Issues
                  -        Product Stocking issues
                  -        Product Pricing Issues
                  -        Scheduling Issues
                  -        DSO Issues
                  -        EOE Issues
                  -        EDI Issues
                  -        Monthly Dollar Line Ordered Average Issues
3)       Review all sales data
4)       Assist with Activity Based Costing
5)       Logistical needs of the HCO
6)       Product acquisition mix
7)       Maximizing the value of the incentives offered under Schedule 6
8) Support HCO's initiatives for achieving the lowest total delivered cost of product and services

               Designated Member Quarterly Business Review Topics

Including but not limited to:

1)       Review prior quarter's sales by:
         a)       Contract
         b)       VHA PLUS(R)
         c)       Noncontract
         d)       Aligned Manufacturer
         e)       Nonaligned Manufacturer
         f)       Low Velocity Manufacturer and SKUs

2)       Review prior quarter's activity for:
         a)       EOE
         b)       EDI: 810, 832
         c)       DSO
         d)       Monthly Line Average Dollar Amount

3)       Review prior quarter's service levels:
         a)       Fill Rates:
                  -        "A" Items
                  -        Impact Items
                  -        Overall Fill Rate
         b)       Invoice Accuracy
         c)       Pricing Errors
         d)       Return Goods

4)       Opportunity for Standardization and Utilization
5)       OPPORTUNITY Program Products and Manufacturer Utilization

                                   SCHEDULE 12

                                ADA Disaster Plan


                             [To be supplied by ADA]

                                   SCHEDULE 13

                  ADA Computer Capabilities and Backup Systems

                                   SCHEDULE 14

                              ADA EDI Capabilities


         ADA shall be fully capable of supporting the following electronic data interchange (EDI) transaction sets in ANSI X 12 format:

To Manufacturer:

850 Purchase Order                                   Purchase Order to Supplier
855 PO Acknowledgment                                Purchase Order Acknowledgment
810 Invoice                                          Supplier Invoice to ADA
844 Rebate                                           ADA Rebate Claim to Supplier Containing Rebatable Sales
867 Sales Tracing/Rebate                             Distributor Sales to End Users (relatable and non-relatable) for submission of rebate claims and marketing information
832 Price Catalog                                    Supplier price catalog to distributor
845 Electronic Contract Notification                 Supplier contract notification to distributor
856 Advance Shipment Notification                    Supplier notification of shipment contents before delivery to distributor
867/849/810 Link Net Billing                         Distributor is invoiced at best distributor cost less the rebate amount
867/852/855/861(CRP)                                 Continuous Replenishment Planning (CRP) of distributor
                                                     inventory
820 Electronic Fund Transfer                         Electronic Fund Transfer

To HCO or Receive from the HCO:

850 Purchase Order
855 PO Acknowledgment
810 Invoice
820 Electronic Funds Transfer
832 Price Catalog
856 Advance Shipment Notification

To VHA:

867 SalesTracing/Rebate                              Distributiion  Sales to End Users (relatable and non-relatable)
                                                     for submission of rebate claims and marketing information



                                   SCHEDULE 15

                               ADA Reports to VHA


         No later than the tenth day of each month, ADA shall deliver to VHA the two (2) tape reports reflecting the sales activity for the previous month and a diskette containing the information required in Attachment 1. In addition, ADA will be required to follow the reporting format and guidelines as detailed in the VHA Supply Chain Management Information Technology Guidebook. Such reports shall be in the format described in Attachment 1 to this Schedule 15 and shall include: sales of Contract Products and Noncontract Products by each Designated Member, fill rate by customer, Base Distribution Service Fees and total Distribution Service Fees, including quarterly incentives, earned and paid. The information required in the diskette shall also be provided in hard copy format by the tenth of the month.

         ADA shall also provide VHA with the following reports by the fifteenth of each month:

         o List of additional services provided to Designated Member pursuant to Section 7(G)
         o List of Contract Vendor back orders for the month. For each Contract Vendor with back orders, ADA shall report lines ordered and lines delivered.

         All reports to VHA shall be directed to VHA's Distribution Services.

                            Schedule 16 (Page 1 of 2)

                            Standards of Performance


         The following are the Standards of Performance for Manufacturers, ADAs, Designated Members and VHA to adhere to for the realignment of the Supply
Channel:

Manufacturer to ADA:
                                       Standard                    Points
1)       Cash Discount:               1.0% - 1.5%                 3 points
                                      1.6% - 2.0%                 5 points

2)       EDI:
         850                          100%                        1 point
         856                          100%                        1 point
         832                          100%                        1 point
         845/816                      100%                        1 point
         810                          100%                        1 point

3)       Price/Contract Change
         Notification                 45-60 Days                  5 points

4)       Fill Rates                   95     %                    5 points
                                      90-94  %                    3 points
                                      85-89  %                    2 points
         Total                                                   20 points

All the above Standards of Performance are applied to the Aligned Manufacturers located on Schedule 17.

Phase 1 of implementation of the Standards of Performance for Manufacturers to Distributors will required a minimum of 9 of 20 points, with a minimum of 3 points coming from Cash Discounts for prompt pay being operational by 6/30/97.

Phase 2 of implementation of the Standards of Performance for Manufacturers to Distributors will require a minimum of 15 of 20 points, with a minimum of 3 points coming from Cash Discount for prompt pay being operational by 12/31/97.

ADA to Manufacturer:                                          Standard
1)       Adhere to all terms and conditions of the
         ADA Agreement (i.e., stocking, ordering, etc.)       100%

2)       EDI:
         850                                                  100%
         844                                                  100%
         867                                                  100%
         820                                                  100%

ADA to Designated Member:                                   Standard

1)       [*] Unadjusted Fill Rate on "A" Items                100%
2)       [*] Unadjusted Fill Rate on Impact Items             100%
3)       45 Price and Contract Change Notification            100%
4)       Designated Member Monthly Activity Report            100%
5)       Designated Member/ADA QBR                            100%
6)       Support Designated Members Electronic Commerce Needs 100%

Designated Member to ADA                                      Standard
1)       Pay invoices twice monthly                           100%
2)       [*]  EOE on all orders                               100%
3)       Standardize on aligned manufacturers                 100%
4)       Support EDI 810/832                                  100%
5)       Provide accurate product usage for all products,
         "A" and Impact Items                                 100%
6)       Sign off on "A" and Impact Item Lists                100%

* [This confidential information has been omitted and filed separately with the Commission.]

Schedule 16 (Page 2 of 2)


ADA to VHA                                                             Standard
1)       Support and adhere to all terms and conditions
         of ADA Agreement                                              100%
2)       EDI 867                                                       100%

VHA to ADA                                                             Standard
1)       60-day price/contract change notification                     100%
2)       Support ADA's electronic commerce needs                       100%
3)       Support ADA's initiatives with aligned manufacturers          100%

VHA Contract Manufacturer to VHA                                       Standard
1)       EDI 845/816                                                   100%

                                   Schedule 17
                              Aligned Manufacturers


Manufacturer                            Manufacturer Divisions                  VHA Status
         3M                             a)       3M MedSurg Division            a)       Contract MS646
                                        b)       3M Orthopedic Division         b)       Contract MS647
                                        c)       3M Inf. Pumps Cassettes        c)       Contract MS071

         Abbott                         a)       Abbott IV Pumps PCA            a)       Contract RX120
                                        b)       VHA PLUS(R) Suction            b)       Contract MS137
                                                 Canisters
                                        c)       Abbott IV Pumps                c)       Contract MS651
                                        d)       Abbott Critical Care Sys.      d)       Contract CV712
                                        e)       Abbott Critical Care           e)       Contract CV706
                                        f)       Abbott IV Sets & Solutions     f)       Contract RX101
                                        g)       VHA PLUS(R)Anesthesia          g)       Contract RX148
                                                 Products                       I)       Noncontract

                                        I)       Respiratory
         Acme                           a)       VHA PLUS Procedure             a)       Contract MS101
                                                 Tray
         Albahealth                     a)       VHA PLUS(R) Patient            a)       Contract MS145
                                                 Slipper

         Allegiance                     a)       VHA PLUS(R) Sterile Cust.      a)       Contract MS124
                                                 Trays
                                        b)       Non-Sterile Kits               b)       Contract MS125
                                        c)       PBDS                           c)       Contract MS679
                                        d)       Surgeon Gloves                 d)       Contract MS676
                                        e)       VHA PLUS(R)Hot & Cold          e)       Contract MS130
                                                 Packs
                                        f)       Convertors                     f)       Noncontract
                                        g)       Respiratory                    g)       Noncontract
         American Health Products       a)       VHA PLUS(R)P-F Exam            a)       Contract MS142
                                                 Gloves
                                        b)       VHA PLUS(R) Exam Gloves        b)       Contract MS133
                                        c)       VHA PLUS(R) Synthetic          c)       Contract MS157

                                                 Exam Gloves
         Ansell Perry                   a)       VHA PLUS(R) Exam Gloves        a)       Contract MS074
                                        b)       Ansell-Surgical Gloves         b)       Noncontract

         Arrow                          a)       Arrow                          a)       Noncontract

         Augustine Medical              a)       Convective Air Warming         a)       Contract MS160

         AVCOR                          a)       VHA PLUS(R)Velcro              a)       Contract MS161
                                                 Electric Bandages

         B. Braun Medical               a)       B. Braun Anesthesia Trays      a)       Contract MS682



Manufacturer                            Manufacturer Divisions                  VHA Status
         B. G. Industries 1             a)       B. G. Industries               a)       Contract          MS643

         B-D                            a)       IV Access & Fluid Mgmt.        a)       Contract          MS604
                                        b)       B-D Acute Care                 b)       Contract          MS626
                                        c)       B-D Vacutainers                c)       Contract          Lab423
                                        d)       B-D Division                   d)       Noncontract

         Ballard                        a)       VHA PLUS(R)                    a)       Contract          MS690
                                                 Antimicrobial Scrub-Foam

         Baxter IV Sets & Solutions     a)       IV Sets & Solutions            a)       Noncontract

         Bayer-Ames                     a)       Bayer-Ames                     a)       Noncontract

         Bio Clinic                     a)       Bio Clinic                     a)       Contract          MS635

         Boehringer Mannheim            a)       Boehringer Mannheim            a)       Noncontract

         C.R. Bard/Davol                a)       Bard Urological                a)       Contract          MS628
                                        b)       Davol Suction                  b)       Contract          MS658
                                        c)       Davol Closed Wound             c)       Contract          MS640
                                                 Drain.                         d)       Contract          MS112
                                        d)       VHA PLUS(R) Irrigation
                                                 Trays

         Clinipad Corp                  a)       EZ Prep Patient Prep.          a)       Contract          MS689
                                                 Systems
                                        b)       All other Noncontract          b)       Noncontract

         Concord Portex                 a)       Concord Portex                 a)       Contract          RT022

         Conmed                         a)       Conmed                         a)       Noncontract

         Convatec                       a)       Calgon Wound                   a)       Contract          MS670
                                                 Management

         Cottrell                       a)       VHA PLUS(R)SDS Solution        a)       Contract          MS110

         Critikon                       a)       Critikon                       a)       Contract          CE116

         Cypress                        a)       VHA PLUS(R)Crutches            a)       Contract          MS150

         DeRoyal Industries**           a)       DeRoyal Sterile CPTs           a)       Noncontract
                                        b)       DeRoyal Softgoods              b)       Contract          MS060
                                                 DeRoyal Thermal Products                Contract          MS060T
                                        c)       DeRoyal Trace Pak System       c)       Contract          MS680
                                        d)       VHA PLUS Endoscopic            d)       Contract          MS139
                                                 Accessories

         Dowling Health                 a)       Dowling Health                 a)       Noncontract

--------
                  1These manufacturers are Aligned and primarily deal with Equipment which may go through the ADAs. These Aligned Manufacturers' product lines that are Equipment and go through the ADAs with individual product line sales of greater than $1,000 will be subject to local negotiation for price, distribution services, handling and freight charges, where appropriate.




Manufacturer                            Manufacturer Divisions                  VHA Status
         DSP-World Deknatel             a)       Deknatel-Chest Drainage        a)       Contract          MS661

         Duracell                       a)       Duracell Batteries             a)       Contact           SVC809

         E-Z-M                          a)       VHA PLUS(R)Barium              a)       Contract          XR093
                                        b)       VHA PLUS(R) UltraSound         b)       Contract          XR094
                                                 Gel

         Ecolab                         a)       Ecolab Professional            a)       Contract          MS134
                                                 Products
                                        b)       Ecolab                         b)       Contract          HSK300

         Gaymar                         a)       Gaymar                         a)       Contract          MS075

         Graphic Control/Devon          a)       Graphic Control/Devon          a)       Noncontract

         H&P Industries                 a)       VHA PLUS(R)Wet Pack            a)       Contract          MS135
                                                 Products

         Heritage Bag                   a)       VHA PLUS(R)Can Liners          a)       Contract          WM010

         Hollister                      a)       Hollister                      a)       Contract          MS669

         Hudson RCI                     a)       Hudson Oxygen (RCI)            a)       Contract          RT021


         Intermetro2                    a)       Intermetro                     a)       Contract          CE176
                                        b)       Intermetro Industries          b)       Contract          CE013

         Intertech Resources            a)       Intertech Resources            a)       Contract          MS660

         Isolyzer                       a)       Isolyzer                       a)       Noncontract

         Johnson & Johnson              a)       Ethicon Endo-Surgery           a)       Contract          MS606
         (Lifescan - NonAligned)        b)       Ethicon                        b)       Contract          MS607
                                        c)       Surgikos                       c)       Noncontract
                                        d)       JJMI                           d)       Noncontract

         Kendall                        a)       Kendall Wound Care             a)       Contract          MS642
                                        b)       Kendall Vascular               b)       Contract          MS609
                                                 SCD/TED                        c)       Contract          MS633
                                        c)       Kendall Anesthesia             d)       Contract          MS153
                                        d)       VHA PLUS(R)Endotrachael
                                                 Tubes&Open Suction

         Kimberly Clark                 a)       Kimberly Clark                 a)       Contract          MS629

         King Systems                   a)       King Systems                   a)       Noncontract

         Komko                          a)       VHA PLUS(R)Non-Sterile         a)       Contract          MS140
                                                 Kits

--------
                  2These manufacturers are Aligned and primarily deal with Equipment which may go through the ADAs. These Aligned Manufacturers' product lines that are Equipment and go through the ADAs with individual product line sales of greater than $1,000 will be subject to local negotiation for price, distribution services, handling and freight charges, where approrpriate.



Manufacturer                            Manufacturer Divisions                  VHA Status
         M.D. Industries                a)       VHA PLUS(R) Specialty          a)       Contract          MS155
                                                 Bags
                                        b)       VHA PLUS(R) Sterilization      b)       Contract          MS154
                                                 Packing

         Mallinckrodt                   a)       Contrast Media                 a)       Noncontract
                                        b)       Anesthesia Products            b)       Noncontract

         Maxxim                         a)       CPTs                           a)       Contract          MS678
         (including Argon)              b)       VHA PLUS(R)Maxxim Non-         b)       Contract          MS141
                                                 Sterile Kit

         McGaw IV Sets &                a)       IV Sets & Solutions            a)       Noncontract
         Solutions

         Medical Action Industries      a)       VHA PLUS(R)Lap Sponges         a)       Contract          MS107
                                                 & O.R. Towels
                                        b)       Medical Action                 b)       Contract          MS637
                                        c)       VHA PLUS(R) O.R.               c)       Contract          MS128
                                                 Accessories
                                        d)       SBW Medical                    d)       Noncontract

         Medline Industries             a)       VHA PLUS(R) Disposable         a)       Contract          MS158
                                                 Pillows
                                        b)       Medline Industries DME         b)       Contract          MS692
         Midmark3                       a)       Midmark                        a)       Noncontract

         Nellcor Puritan Bennett        a)       Nellcor                        a)       Contract          CE172

         PaperPak                       a)       VHA PLUS(R)Personal            a)       Contract          MS138
                                                 Absorbent Products
                                        b)       VHA PLUS(R)Adult Incont.       b)       Contract          MS143
                                                 Briefs

         Pedigo Products3               a)       Pedigo Products                a)       Contract          CE194

         Precision Dynamics             a)       VHA PLUS(R) Identification     a)       Contract          MS146
                                                 Bands

         Premium Plastics               a)       VHA PLUS(R)Patient Care        a)       Contract          MS149
                                                 Plastics

         Proctor - Gamble               a)       Infant Diapers                 a)       Contract          MS500

         Purdue Frederick               a)       Purdue Frederick               a)       Contract          RX059

         Regent                         a)       Regent/Surgical Gloves         a)       Contract          MS663

--------
                  3These manufacturers are Aligned and primarily deal with Equipment which may go through the ADAs. These Aligned Manufacturers' product lines that are Equipment and go through the ADAs with individual product line sales of greater than $1,000 will be subject to local negotiation for price, distribution services, handling and freight charges, where appropriate.



Manufacturer                            Manufacturer Divisions                  VHA Status
         Richard Alan                   a)       VHA PLUS(R)Skin Staplers       a)       Contract          MS113

         Safeskin                       a)       Safeskin Gloves                a)       Noncontract

         Sage Products                  a)       VHA PLUS(R)Sharps              a)       Contract          WM012
                                                 Containers/EXT
                                        b)       VHA PLUS(R) Specimen           b)       Contract          LAB431
                                                 Containers

         Sherwood Davis Geck            a)       Sherwood Medical               a)       Contract          MS644
                                        b)       Argyle - Chest Drainage        b)       Contract          MS691
                                        c)       Davis Geck - Suture            c)       Noncontract

         Smith Industries Medical       a)       VHA PLUS(R) Core               a)       Contract          MS672
         Systems (SIMS)                          Temperature Monitors
                                        b)       Concord Portex                 b)       Contract          RT022
                                        c)       VHA PLUS(R) Anesthesia         c)       Contract          MS660
                                                 Masks & Circuits

         Smith Nephew United            a)       Smith Nephew Wound             a)       Contract          MS671
                                                 Management
                                        b)       VHA PLUS(R) Skin Care          b)       Contract          MS148
                                                 Products

         Steris                         a)       Calgon Vestal Skin Care        a)       Contract          MS670
                                                 Products
                                        b)       VHA PLUS(R) Infection          b)       Contract          MS147
                                                 Control Products

         Tecnol                         a)       VHA PLUS(R) Surgical           a)       Contract          MS118
                                                 Masks
                                        b)       VHA PLUS(R) Ice Packs          b)       Contract          MS132

         Texfi                          a)       VHA PLUS(R) Elastic            a)       Contract          MS116
                                                 Bandages

         TIDI                           a)       VHA PLUS(R)Exam Table          a)       Contract          MS156
                                                 Paper
                                        b)       Exam Paper Products            b)       Contract          MS707

         US Surgical                    a)       Endo Mechanical                a)       Noncontract
                                        b)       Sutures                        b)       Noncontract

         Valley Labs                    a)       Valley Labs                    a)       Contract          CE008

         Vital Signs                    a)       Vital Signs                    a)       Noncontract

         Vollrath                       a)       Vollrath Stainless Steel       a)       Contract          MS684
                                                 Products

         Welch Allyn, Inc               a)       Welch Allyn, Inc               a)       Contract          CE324
                                        b)       Diatek                         b)       Contract          CE010

         Zimmer                         a)       Tourniquet Cuffs               a)       Contract          MS686
                                        b)       Thermal Products               b)       Contract          MS687T

                                   SCHEDULE 18

                       Products On Which No VHA Fee Is Due

                                   Schedule 19
                   Request for Change of ADA Notification Form


A Designated VHA Member or Affiliate can change their ADA choice/Assignment based on two issues:

                  -        Service
                  -        Strategic

For either issue, Designated VHA Member or Affiliate must fill out Schedule 19 and send to VHA Distribution Services. Based on the nature of the request for change of ADA, the following is the process that will be followed:

Service:

-        Schedule 19 sent to VHA, outlining particular service issues
-        VHA acknowledges receipt of Designated VHA Member or Affiliates
         Schedule 19 and by copy to ADA,  notifies the ADA that they have thirty
        (30) days to address the service issues raised by the Designated VHA Member or Affiliate
- VHA Account Manager and Distribution Service Manager/Team Leader for Medical Surgical Distribution will manage the Request for Change of ADA
- At the conclusion of the thirty (30) day period, the Designated VHA Member or Affiliate may declare the issues resolved, if issues are not resolved the choice available is to extend the cure time period to a mutually agreed upon period time or can ask VHA to assist them in declaring a new ADA from those that serve that market place.

Strategic:

- Based on the strategic nature of Designated VHA Member or Affiliate request, the existing ADA maybe given a specific agreed upon time to meet the Designated VHA Member or Affiliates strategic needs or VHA will assist the Designated VHA Member or Affiliate in declaring a business partner that can meet their distribution needs.


Designated VHA Member or Affiliate Name:         ______________________________
Address:                                         ______________________________
                                                 ______________________________
                                                 ______________________________
Phone Number:                                    ______________________________
                                                 ______________________________
Fax Number:                                      ______________________________
Director of Materials Management or Individual
Requesting Change of ADA:                        ______________________________
Date:                                            ______________________________

Reason for Request of Change of ADA            Service________Strategic_________

Please provide the specifics for requesting the change of ADA whether it be Service or Strategic:
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________


Please fax to VHA Distribution Services (972) 830-0212







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